      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 14, 2006
                                                    1933 ACT FILE NO. 333-132636
                                                     1940 ACT FILE NO. 811-21319

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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-2

                            (CHECK APPROPRIATE BOXES)

[ ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] PRE-EFFECTIVE AMENDMENT NO. 3

[ ] POST-EFFECTIVE AMENDMENT NO. __________

                                     AND/OR
[ ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] AMENDMENT NO. 9


                    CALAMOS CONVERTIBLE AND HIGH INCOME FUND
                Exact Name of Registrant as Specified in Charter

                 2020 CALAMOS COURT, NAPERVILLE, ILLINOIS 60563
 Address of Principal Executive Offices (Number, Street, City, State, ZIP Code)

                                 (630) 245-7200
               Registrant's Telephone Number, including Area Code

                              JAMES S. HAMMAN, JR.,
                            EXECUTIVE VICE PRESIDENT
                              CALAMOS ADVISORS LLC
                               2020 CALAMOS COURT
                           NAPERVILLE, ILLINOIS 60563
  Name and Address (Number, Street, City, State, ZIP Code) of Agent for Service

                          COPIES OF COMMUNICATIONS TO:

            DAVID A. STURMS                       CAMERON S. AVERY
VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.       BELL, BOYD & LLOYD, LLC              CYNTHIA G. COBDEN
       222 NORTH LASALLE STREET                70 WEST MADISON STREET        SIMPSON THACHER & BARTLETT LLP
        CHICAGO, IL 60601-1003                       SUITE 3300                   425 LEXINGTON AVENUE
                                               CHICAGO, IL 60602-4207           NEW YORK, NY 10017-3954

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement

                                 ---------------

If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with a dividend or interest reinvestment plan, check the following box.[ ]

It is proposed that this filing will become effective (check appropriate box)

        [ ]  when declared effective pursuant to section 8(c).

                                 ---------------


                                CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
====================================================================================================================================
                                                                                       PROPOSED MAXIMUM
TITLE OF SECURITIES REGISTRATION      AMOUNT BEING         PROPOSED MAXIMUM            AGGREGATE OFFERING            AMOUNT OF
        BEING REGISTERED              REGISTERED(1)    OFFERING PRICE PER UNIT(1)            PRICE              REGISTRATION FEE(2)
------------------------------------------------------------------------------------------------------------------------------------
Common Shares (no par
value)..........................            shares                $                        $60,000,000                  $0
====================================================================================================================================


(1)   Omitted pursuant to Rule 457(o) under the Securities Act.


(2)   $6,420 was previously paid.


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT, WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
===============================================================================

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   SUBJECT TO COMPLETION, DATED JUNE 14, 2006

PROSPECTUS
                                              SHARES

                    CALAMOS CONVERTIBLE AND HIGH INCOME FUND
                      COMMON SHARES OF BENEFICIAL INTEREST

                     $         .                  PER SHARE
                               ------------------
     We are selling           common shares of beneficial interest in this
offering. We have granted the underwriters an option to purchase up to additional common shares to cover over-allotments.

     Common Shares. The currently outstanding common shares of Calamos Convertible and High Income Fund (the "Fund") are, and the common shares offered in this prospectus will be, listed on the New York Stock Exchange ("NYSE") under the trading or "ticker" symbol "CHY." The net asset value of the Fund's common shares at the close of business on June 13, 2006 was $14.79 per share, and the last sale price of the common shares on the NYSE on such date was $16.23. See "Market and Net Asset Value Information."

     Investment Objective. The Fund is a diversified, closed-end management investment company which commenced investment operations in May 2003. The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

     Portfolio Contents. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and below investment grade (high yield/high risk) non-convertible debt securities. The portion of the Fund's assets invested in convertible securities and below investment grade (high yield/high risk) non-convertible debt securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities and at least 20% of its managed assets in below investment grade (high yield/high risk) non-convertible debt securities (so long as the combined total equals at least 80% of the Fund's managed assets). "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on any preferred shares will not constitute a liability. Below investment grade (high yield/high risk) securities are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's") or are unrated securities of comparable quality as determined by the Fund's investment adviser. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities. There can be no assurance that the Fund will achieve its investment objective.
                               ------------------
     INVESTING IN THE FUND'S COMMON SHARES INVOLVES RISKS. SHARES OF CLOSED-END FUNDS FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE. THE RISK OF LOSS DUE TO A MARKET DISCOUNT MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THE PUBLIC OFFERING. SEE "RISK FACTORS" BEGINNING ON PAGE 30.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                               ------------------

                                                              PER SHARE   TOTAL(1)
                                                              ---------   --------
Public offering price                                         $           $
Sales load                                                    $           $
Proceeds to the Fund(2)                                       $           $

     (1) The Fund has granted the underwriters an option to purchase up to an
         additional          common shares at the public offering price less the
         sales load within 30 days from the date of this prospectus, solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load and proceeds to the Fund will
         be $    , $    and $    , respectively. See "Underwriting."

    (2) Estimated offering expenses are $    in total and $    on a per share
        basis and are not reflected in the table above. The net proceeds of this
        offering will be approximately $    (or approximately $    assuming the
        underwriters exercise the over-allotment option in full) after payment of offering costs and the deduction of the sales load.

     The underwriters expect to deliver the common shares to purchasers on or
about           , 2006.
                               ------------------
CITIGROUP
           A.G. EDWARDS
                       MERRILL LYNCH & CO.
                                  RBC CAPITAL MARKETS
                                           UBS INVESTMENT BANK
          , 2006

(continued from previous page)

     Investment Adviser. Calamos Advisors LLC ("Calamos") is the Fund's investment adviser. See "Management of the Fund."

     Preferred Shares. On July 28, 2003, the Fund issued six series of auction rate preferred shares (the "Preferred Shares"), liquidation preference $25,000 per share ($430,000,000 in the aggregate). The Preferred Shares are rated "Aaa" and "AAA" by Moody's and Fitch Ratings ("Fitch"), respectively. As of June 7, 2006, the aggregate liquidation preference of Preferred Shares represented approximately 31% of the Fund's total assets. The Fund may, in the future, issue additional series of Preferred Shares or other senior securities to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

     The Fund completed its initial public offering of common shares on May 27, 2003. After the payment of offering expenses and underwriting discounts, the Fund received $858.2 million in proceeds from the initial public offering and subsequent exercises of the underwriters' over-allotment option. The Fund's common shares are junior in liquidation and distribution rights to the Preferred Shares. The issuance of preferred shares, including the Preferred Shares, represents the leveraging of the Fund's common shares. The issuance of additional common shares offered by this prospectus will enable the Fund to increase the aggregate amount of its leverage; however, the Fund does not currently intend to issue additional leverage immediately following this offering. The use of leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time, it creates special risks that may adversely affect common shareholders. Because Calamos's fee is based on managed assets (including assets obtained through leverage), Calamos's fee is higher when the Fund is leveraged. There can be no assurance that a leveraged strategy will be successful during any period in which it is used. See "Leverage" and "Risk Factors -- Leverage."

     You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's common shares, and retain it for future reference. A statement of additional information,
dated          , 2006, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of
which is on page   of this prospectus, by calling 1-800-582-6959 or by writing to the Fund. The Fund's annual and semi-annual reports are also available on its website at www.calamos.com, which also provides a link to the Commission's website, as described below, where the Fund's statement of additional information can be obtained. You can review and copy documents the Fund has filed at the Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0213.

     The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
                               ------------------

                               TABLE OF CONTENTS

Prospectus Summary..........................................    1
Summary of Fund Expenses....................................   13
Financial Highlights........................................   15
The Fund....................................................   17
Capitalization..............................................   18
Market and Net Asset Value Information......................   19
Portfolio Composition.......................................   20
Use of Proceeds.............................................   21
Investment Objective and Principal Investment Strategies....   21
Leverage....................................................   25
Interest Rate Transactions..................................   27
Risk Factors................................................   30
Forward-Looking Statements..................................   36
Management of the Fund......................................   37
Dividends and Distributions; Automatic Dividend Reinvestment
  Plan......................................................   39
Closed-End Fund Structure...................................   43
U.S. Federal Income Tax Matters.............................   43
Net Asset Value.............................................   46
Description of Shares.......................................   47
Certain Provisions of the Agreement and Declaration of Trust
  and By-Laws...............................................   49
Underwriting................................................   50
Custodian, Transfer Agent, Dividend Disbursing Agent and
  Registrar.................................................   52
Legal Opinions..............................................   52
Table of Contents for Statement of Additional Information...   53

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this prospectus and in the statement of additional information, especially the information set forth under the heading "Risk Factors."

THE FUND......................   Calamos Convertible and High Income Fund is a
                                 diversified, closed-end management investment company which commenced investment operations in May 2003. Throughout the prospectus, we refer to Calamos Convertible and High Income
                                 Fund as the "Fund" or as "we," "us," or "our."
                                 See "The Fund."

THE OFFERING..................   The Fund is offering           common shares of
                                 beneficial interest ("common shares") at a
                                 public offering price of $     per share. The
                                 common shares are being offered by a group of
                                 underwriters led by Citigroup Global Markets
                                 Inc., A.G. Edwards & Sons, Inc., Merrill Lynch,
                                 Pierce, Fenner & Smith Incorporated, RBC
                                 Capital Markets Corporation and UBS Securities
                                 LLC. You must purchase at least 100 common
                                 shares ($     ) in order to participate in the
                                 offering. The Fund has granted the underwriters the right to purchase up to an additional common shares at the public offering
                                 price, less the sales load, within 30 days from the date of this prospectus to cover over-allotments. See "Underwriting." The provisions of the 1940 Act require that the public offering price of the common shares, less underwriting commissions and discounts, must equal or exceed the net asset value per share of the Fund's common shares (calculated within 48 hours of pricing).

LISTING.......................   Like the Fund's outstanding common shares, the
                                 common shares offered hereby will be listed on the NYSE under the symbol "CHY."

INVESTMENT OBJECTIVE..........   The Fund's investment objective is to provide
                                 total return through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective. See "Investment Objective and Principal Investment
                                 Strategies -- Investment Objective."

INVESTMENT POLICIES...........   Primary Investments.  Under normal
                                 circumstances, the Fund will invest at least
                                 80% of its managed assets in a diversified portfolio of convertible securities and below investment grade (high yield/high risk) non-convertible debt securities. The portion of the Fund's assets invested in convertible securities and below investment grade (high yield/high risk) non-convertible debt securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities and at least 20% of its managed assets in below investment grade (high yield/high risk) non-convertible debt securities (so long as the combined total equals at least 80% of the Fund's managed assets). The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund's securities typically will range from five to ten years. See "Investment Objective and Principal Investment
                                 Strategies -- Principal Investment Strategies."

                                 Convertible Securities.  Investment in
                                 convertible securities forms an important part of the Fund's investment strategies. Under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating. See "Investment Objective and Principal Investment Strategies -- Principal Investment Strategies -- Convertible Securities."

                                 Synthetic Convertible Instruments. Calamos may also establish a "synthetic" convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., an income component, and the right or obligation to acquire an equity security ("convertible component"). The income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks, money market instruments and other instruments that provide an income component. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Different companies may issue the income and convertible components which may be purchased separately, and at different times. The Fund's holdings of synthetic convertible instruments are considered convertible securities for purposes of the Fund's policy to invest at least 20% of its managed assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible securities and below investment grade (high yield/high risk) non-convertible debt securities. See "Investment Objective and Principal Investment Strategies -- Principal Investment
                                 Strategies -- Synthetic Convertible
                                 Instruments."

                                 High Yield Securities. Investment in high yield securities forms an important part of the Fund's investment strategies. The Fund will invest in high yield securities for either current income or capital appreciation or both. Under normal circumstances, the Fund will invest at least 20% of its managed assets in high yield non-convertible debt securities. These securities are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or are unrated securities of comparable quality as determined by Calamos, the Fund's investment adviser. The Fund may invest in high yield securities of any rating. The Fund may, but currently does not intend to, invest up to 5% of its total assets in distressed securities that are in default or the issuers of which are in bankruptcy. Non-convertible debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities. See "Investment Objective and Principal Investment Strategies -- Principal Investment Strategies -- High Yield Securities."

                                 Foreign Issuers. Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. For purposes of these percentage limitations, foreign securities do not include securities represented by American Depository Receipts ("ADRs") or securities guaranteed by a U.S. person. See "Investment Objective and Principal Investment Strategies -- Principal Investment Strategies -- Foreign Securities."

                                 Rule 144A Securities. The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers ("Rule 144A Securities"). Calamos, under the supervision of the Board of Trustees, will determine whether securities purchased under Rule 144A are illiquid (that is, not readily marketable) and thus subject to the Fund's limit on investing no more than 15% of its managed assets in illiquid securities. See "Investment Objective and Principal Investment
                                 Strategies -- Principal Investment
                                 Strategies -- Rule 144A Securities."

                                 Other Securities. The Fund may invest in other securities of various types. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents, or may hold cash. During such periods, the Fund may not be able to achieve its investment objective. See "Investment Objective and Principal Investment
                                 Strategies -- Principal Investment Strategies."

USE OF LEVERAGE BY THE FUND...   The Fund currently uses, and may in the future
                                 use, financial leverage. On July 28, 2003, the Fund issued the Preferred Shares, liquidation preference $25,000 per share ($430,000,000 in the aggregate). As of June 7, 2006, the aggregate liquidation preference of the
                                 Preferred Shares represented approximately 31% of the Fund's total assets.

                                 The Fund may make further use of financial leverage through the issuance of additional preferred shares or may borrow money or issue debt securities; however, the Fund does not currently intend to issue additional leverage immediately following this offering. As a non-fundamental policy, such preferred shares, debt securities or borrowing may not exceed 38% of the Fund's total assets. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. See "Leverage."

                                 The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including Calamos' outlook for the market and the costs that the Fund would incur as a result of such leverage. Leverage involves greater risks. The Fund's leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with the proceeds of leverage decreases although the Fund's liability to holders of preferred shares or other types of leverage is fixed, greater volatility in the Fund's net asset value and the market price of the Fund's common shares and higher expenses. In addition, the rights of lenders, the holders of Preferred Shares and the holders of debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or upon liquidation. Holders of Preferred Shares have voting rights in addition to and separate from the voting rights of common shareholders. See "Description of Shares -- Preferred Shares" and "Certain Provisions of the Agreement and Declaration of Trust and By-Laws." The holders of Preferred Shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

                                 Because Calamos' management fee is based upon a percentage of the Fund's managed assets, which include assets attributable to any outstanding leverage, the investment management fee will be higher if the Fund is leveraged and Calamos will have an incentive to leverage the Fund. Calamos intends to use financial leverage for the Fund only when it believes that the potential return on additional investments acquired with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowing or issuance of preferred shares. The Fund pays and common shareholders effectively bear any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares. See "Leverage" and "Risk
                                 Factors -- Leverage."

INTEREST RATE TRANSACTIONS....   In order to reduce the interest rate risk
                                 inherent in the Fund's underlying investment and capital structure, the Fund, if market conditions are deemed favorable, may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment tech-niques and risks different from those associated with ordinary portfolio security transactions.

                                 In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a payment at a variable rate that is expected to approximate the rate on any variable rate payment obligation on the Fund's leverage. The payment obligations would be based on the notional amount of the swap.

                                 In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, the Fund's use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. See "Interest Rate Transactions."

INVESTMENT ADVISER............   Calamos is the Fund's investment adviser.
                                 Calamos is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio securities. As of May 31, 2006, Calamos managed approximately $48.4 billion in assets of individuals and institutions. Calamos is an indirect subsidiary of Calamos Asset
                                 Management, Inc., whose voting shares are majority-owned by Calamos Family Partners,
                                 Inc., which is controlled by John P. Calamos, Sr. and the Calamos family.

                                 The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to 0.80% of the Fund's average weekly managed assets. Calamos has contractually agreed to waive a portion of its management fee at the annual rate of 0.10% of the average weekly managed assets of the Fund for the first five full years of the Fund's operations (through May 31, 2008), and to waive a declining amount for an additional three years (0.07% of the average weekly managed assets through May 31, 2009, 0.05% through May 31, 2010 and 0.03% through May 31, 2011). See
                                 "Management of the Fund."

PORTFOLIO MANAGERS............   John P. Calamos and Nick P. Calamos are
                                 responsible for managing the portfolio of the Fund. During the past five years, John P.
                                 Calamos has been Chairman, CEO and Co-Chief
                                 Investment Officer of Calamos and Nick P.
                                 Calamos has been Senior Executive Vice
                                 President and Co-Chief Investment Officer of
                                 Calamos.

CUSTODIAN, TRANSFER AGENT AND
  DIVIDEND DISBURSING AGENT...   The Bank of New York serves as the Fund's
                                 custodian, transfer agent and dividend
                                 disbursing agent. See "Custodian, Transfer
                                 Agent, Dividend Disbursing Agent and
                                 Registrar."

FUND ACCOUNTANTS..............   State Street Bank and Trust Company ("State
                                 Street") and Calamos provide fund accounting and financial accounting services to the Fund.

DISTRIBUTIONS.................   The Fund has made regular monthly distributions
                                 to its common shareholders of $0.1219 per share since August 2003. Additionally, the Fund made a one-time distribution of $0.0920 per share in January 2006. The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually.

                                 The Fund currently intends to make monthly distributions to common shareholders at a level rate established by the Board of Trustees. The rate may be modified by the Board of Trustees from time to time. Monthly distributions may include net investment income, net realized short-term capital gain and, if necessary, return of capital. Net realized short-term capital gain distributed to shareholders will be taxed as ordinary income. In addition, one distribution per calendar year may include net realized long-term capital gain, which will be taxed at long-term capital gain rates. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital. There is no guarantee that the Fund will realize capital gain in any given year. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain its level distribution policy. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period.

                                 In January 2004, Calamos, on behalf of itself and certain funds (including the Fund), filed an exemptive application with the Commission seeking an order under the 1940 Act permitting those funds to make periodic distributions of long-term capital gain. There can be no assurance that the Commission will grant such an order. The staff of the Commission has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief.

                                 Pursuant to the Fund's Automatic Dividend
                                 Reinvestment Plan, unless a shareholder is ineligible or elects otherwise, all dividends and capital gains distributions are automatically reinvested in additional common shares of the Fund. However, an investor can choose to receive dividends and distributions in cash. Because not all investors can participate in the automatic dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See "Dividends and Distributions; Automatic Dividend Reinvestment Plan."

RISKS.........................   Market Discount Risk.  The Fund's common shares
                                 have traded both at a premium and at a discount
                                 relative to net asset value. The public
                                 offering price represents a   % premium over
                                 the per share net asset value on           ,
                                 2006; however, there can be no assurance that this premium will continue after this offering or that the shares will not again trade at a discount. Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Depending on the premium of the Fund's common shares, the Fund's net asset value may be reduced immediately following this offering by the offering expenses paid by the Fund, including the sales load. See "Use of Proceeds."

                                 In addition to net asset value, the market price of the Fund's common shares may be affected by such factors as the Fund's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand of the common shares and the Fund's dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements. See "Leverage," "Risk Factors" and "Description of Shares." The Fund's common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

                                 Convertible Securities.  Investment in
                                 convertible securities forms an important part of the Fund's investment strategies. Under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders. Consequently, the issuer's convertible securities generally entail less risk than its common stock. See "Risk Factors -- Convertible Securities."

                                 Synthetic Convertible Instruments. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Synthetic convertible instruments created by other parties have the same attributes of a convertible security; however, the issuer of the synthetic convertible instrument assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Therefore, the Fund is subject to the credit risk associated with the party creating the synthetic convertible instrument. See "Risk Factors -- Synthetic Convertible Instruments."

                                 High Yield Securities. Investment in high yield securities forms an important part of the Fund's investment strategies. Under normal circumstances, the Fund will invest at least 20% of its managed assets in high yield non-convertible debt securities. The Fund may invest in high yield securities of any rating. The Fund may, but currently does not intend to, invest up to 5% of its total assets in distressed securities that are in default or the issuers of which are in bankruptcy. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

                                 - increased price sensitivity to changing
                                   interest rates and to a deteriorating
                                   economic environment;

                                 - greater risk of loss due to default or
                                   declining credit quality;

                                 - adverse company specific events are more
                                   likely to render the issuer unable to make interest and/or principal payments; and

                                 - if a negative perception of the high yield
                                   market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

                                 Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

                                 The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. See "Risk
                                 Factors -- High Yield Securities."

                                 Interest Rate Risk. In addition to the risks discussed above, debt securities are subject to certain risks, including:

                                 - if interest rates go up, the value of debt
                                   securities in the Fund's portfolio generally will decline;

                                 - during periods of declining interest rates,
                                   the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

                                 - during periods of rising interest rates, the
                                   average life of certain types of securities may be extended because of lower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk; and

                                 - rising interest rates could result in an
                                   increase in the cost of the Fund's leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage. See "Risk
                                   Factors -- Interest Rate Risk."

                                 Illiquid Investments. The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (determined using the Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of within 7 days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. Calamos, under the supervision of the Board of Trustees, will determine whether securities purchased under Rule 144A are illiquid (that is, not readily marketable) and thus subject to the Fund's limit of investing no more than 15% of its managed assets in illiquid securities. Investments in Rule 144A Securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these Rule 144A Securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of other market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos' judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. See "Risk Factors -- Illiquid Investments."

                                 Foreign Securities.  Investments in non-U.S.
                                 issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

                                 - less information about non-U.S. issuers or
                                   markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

                                 - many non-U.S. markets are smaller, less
                                   liquid and more volatile. In a changing
                                   market, Calamos may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable;

                                 - an adverse effect of currency exchange rates
                                   or controls on the value of the Fund's
                                   investments;

                                 - the economies of non-U.S. countries may grow
                                   at slower rates than expected or may
                                   experience a downturn or recession;

                                 - economic, political and social developments
                                   may adversely affect the securities markets;
                                   and

                                 - withholding and other non-U.S. taxes may
                                   decrease the Fund's return. See "Risk
                                   Factors -- Foreign Securities."

                                 Leverage. The Fund has issued Preferred Shares and may issue additional preferred shares or borrow money or issue debt securities. The borrowing of money or issuance of debt securities and preferred shares, including the outstanding Preferred Shares, represents the leveraging of the Fund's common shares. As a non-fundamental policy, such preferred shares, debt securities or borrowing may not exceed 38% of the Fund's total assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

                                 - the likelihood of greater volatility of net
                                   asset value and market price of the Fund's common shares;

                                 - fluctuations in the dividend rates on any
                                   preferred shares or in interest rates on borrowings and short-term debt;

                                 - increased operating costs, which may reduce
                                   the Fund's total return; and

                                 - the potential for a decline in the value of
                                   an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed.

                                 To the extent the income or capital
                                 appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

                                 Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. See "Risk Factors -- Leverage."

                                 Interest Rate Transactions Risk. The Fund may enter into an interest rate swap or cap transaction in order to reduce the interest rate risk inherent in the Fund's underlying investments and capital structure. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. See "Risk Factors -- Interest Rate Transactions Risk."

                                 Tax Risk. The Fund may invest in convertible securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See "U.S. Federal Income Tax Matters."

                                 Management Risk. Calamos' judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. See "Risk Factors -- Management Risk."

                                 Antitakeover Provisions. The Fund's Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for conversion of the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of Preferred Shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. See "Description of
                                 Shares -- Preferred Shares" and "Certain
                                 Provisions of the Agreement and Declaration of Trust and By-Laws." The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in these situations. See "Risk Factors -- Antitakeover Provisions."

                                 Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events, earthquakes, storms or other disasters. The Fund cannot predict the effects of similar events in the future on the markets or economy of the U.S. or other countries. High yield securities tend to be more volatile than higher rated debt securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than on higher rated securities. See "Risk Factors -- Market Disruption Risk."

                            SUMMARY OF FUND EXPENSES

     The following table contains information about the costs and expenses that common shareholders will bear directly or indirectly, after giving effect to issuance of common shares pursuant to this prospectus, assuming no exercise of the over-allotment option granted to the underwriters. The table assumes that existing leverage (Preferred Shares with an aggregate liquidation preference of $430,000,000) remain outstanding. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of preferred shares is not considered a liability for this purpose.

SHAREHOLDER TRANSACTION FEES
----------------------------
Sales Load (as a percentage of offering price)..............  4.00%
Offering Expenses of the Common Shares borne by the Fund (as a percentage of offering price)...........................  0.48%
Dividend Reinvestment Plan Fees.............................  None(1)

                                                               PERCENTAGE OF
                                                                NET ASSETS
                                                              ATTRIBUTABLE TO
                                                               COMMON SHARES
                                                                 (ASSUMES
                                                                OUTSTANDING
ANNUAL EXPENSES                                                LEVERAGE)(2)
---------------                                               ---------------
Management Fee..............................................        1.16%
Other Expenses..............................................        0.09%
Leverage Costs(2)...........................................        0.12%
Total Annual Expenses.......................................        1.37%
Fee Waiver (until May 31, 2008).............................       (0.15)%(3)
                                                                   -----
Net Annual Expenses.........................................        1.22% (4)
                                                                   =====

     EXPENSE EXAMPLE: The following example illustrates the expenses (including the sales load of $40 and estimated offering expenses of $4.80) that you would pay on a $1,000 investment in common shares, assuming (1) net annual expenses of 1.22% of net assets attributable to common shares through May 31, 2008, 1.27% through May 31, 2009, 1.30% through May 31, 2010, 1.33% through May 31, 2011 and 1.37% thereafter and (2) a 5% annual return:(5)

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Total Expenses Incurred(6)..................................   $57       $82      $111       $198

---------------

(1) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(2) Leverage Costs in the table reflect the weighted average cost to the Fund of Preferred Shares, expressed as a percentage of the Fund's net assets, based on interest rates and dividend rates during the period ended January 31, 2006, including expenses associated with ratings agencies' ratings of the Preferred Shares. The table assumes outstanding Preferred Shares of $430 million, which reflects leverage in an amount representing approximately 31% of total assets.

(3) Calamos has contractually agreed to waive a portion of its management fee at the annual rate of 0.10% of average weekly managed assets through May 31, 2008, 0.07% of the average weekly managed assets in the following year through May 31, 2009, 0.05% of the average weekly managed assets in the following year through May 31, 2010 and 0.03% of the average weekly managed assets in the following year through May 31, 2011. Assuming Preferred Shares in an amount equal to 31% of the Fund's total assets immediately after issuance and calculated as a percentage of net assets attributable to common shares, those amounts would be 0.15% for each year through May 31, 2008, 0.10% through May 31, 2009, 0.07% through May 31, 2010 and 0.04% through May 31, 2011. Without the waiver, "Total Annual Expenses" would be estimated to be 1.37% of average daily net assets attributable to common shares.

(4) Net Annual Expenses may increase if Other Expenses and Leverage Costs increase.

(5) The example assumes that the estimated "Other Expenses" set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value and that the Fund is engaging in leverage of 31% of total assets, assuming a 0.12% cost of leverage. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.

(6) Assumes waiver of fees at the annual rate of 0.10% of average weekly managed assets through May 31, 2008, 0.07% in the following year through May 31, 2009, 0.05% in the following year through May 31, 2010 and 0.03% in the following year through May 31, 2011. Calamos has not agreed to waive any portion of its fees and expenses beyond May 31, 2011. See "Management of the Fund -- Investment Management Agreement."

     The purpose of the table above is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The amount set forth under "Other Expenses" is based upon estimates for the current year, assuming no exercise of the over-allotment option granted to the underwriters. The table assumes that the Fund issues $60,000,000 in common shares. If the Fund issues fewer common shares, all other things being equal, these expenses, as a percentage of net assets, would increase. For additional information with respect to the Fund's expenses, see "Management of the Fund." Other expenses include custodial and transfer agency fees, legal and accounting expenses, and listing fees.

                              FINANCIAL HIGHLIGHTS

     The information contained in the table below shows the audited operating performance of the Fund for the periods ending October 31, 2003, October 31, 2004 and October 31, 2005 and the unaudited operating performance for the Fund for the period from November 1, 2005 through January 31, 2006.

                                                NOVEMBER 1,
                                                2005 THROUGH                         MAY 28, 2003*
                                                JANUARY 31,                             THROUGH
                                                    2006          FOR THE YEAR        OCTOBER 31,
                                                (UNAUDITED)           ENDED               2003
                                                ------------   -------------------   --------------
                                                                 2005       2004
                                                ------------   --------   --------
Net asset value, beginning of period..........    $  15.21     $  15.47   $  14.80      $  14.32(a)
                                                  --------     --------   --------      --------
Income from investment operations:
  Net investment income (loss)................        0.50         1.49       1.60          0.44
  Net realized and unrealized gain (loss) from
     investments, foreign currency and
     interest rate swaps......................        0.42        (0.09)      0.63          0.46
Dividends to preferred shareholders from:
  Net investment income (common share
     equivalent basis)........................       (0.07)       (0.20)     (0.10)        (0.02)
                                                  --------     --------   --------      --------
     Total from investment operations.........        0.85         1.20       2.13          0.88
Less dividends to common shareholders from:
  Net investment income.......................       (0.40)       (1.34)     (1.46)        (0.37)
  Capital gains...............................       (0.06)       (0.12)        --            --
Capital charge resulting from issuance of
  common and preferred shares.................          --           --         --         (0.03)
Net asset value, end of period................    $  15.60     $  15.21   $  15.47      $  14.80
                                                  ========     ========   ========      ========
Market value, end of period...................    $  15.99     $  15.52   $  16.74      $  16.00
Total investment return based on(b):
  Net asset value.............................       5.65%         7.99%     14.91%        5.92%
  Market value................................       6.13%         1.83%     15.02%        9.36%
Ratios and supplemental data:
Net assets applicable to common shareholders,
  end of period (000's omitted)...............    $968,971     $940,736   $945,037      $891,152
Preferred shares, at redemption value ($25,000
  per share liquidation preference) (000's
  omitted)....................................    $430,000     $430,000   $430,000      $430,000
Ratios to average net assets applicable to
  common shareholders:
  Net expenses(c)(d)..........................       1.22%         1.23%      1.25%        1.11%
  Gross expenses prior to waiver of expenses
     by the advisor(c)(d).....................       1.37%         1.38%      1.40%        1.24%
  Net investment income (loss)(c)(d)..........       8.95%         9.55%     10.56%        7.85%
  Preferred share dividends(c)................       1.84%         1.30%      0.65%        0.34%
  Net investment income (loss), net of
     preferred share dividends(c).............       7.11%         8.25%      9.91%        7.51%
Portfolio turnover rate.......................          8%           55%        27%          20%
Asset coverage per preferred share, at end of
  period(e)...................................    $ 81,353     $ 79,708   $ 79,952      $ 76,811

---------------

 *  Commencement of operations.
(a) Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.
(c) Annualized for periods less than one year.
(d) Does not reflect the effect of dividend payments to preferred shareholders.
(e) Calculated by subtracting the Fund's total liabilities (not including Preferred Shares) from the Fund's total assets and dividing this by the number of Preferred Shares outstanding.

                                    THE FUND

     Calamos Convertible and High Income Fund is a diversified, closed-end management investment company which commenced investment operations in May 2003. The Fund was organized under the laws of the state of Delaware on March 12, 2003, and has registered under the 1940 Act. On May 27, 2003, the Fund issued an aggregate of 52,200,000 common shares, no par value, in an initial public offering and commenced its operations. On June 11, 2003 and July 15, 2003, the Fund issued an additional 4,000,0000 and 3,800,000 common shares, respectively, in connection with exercises by the underwriters of their over-allotment option. The net proceeds of the initial public offering and subsequent exercises of the over-allotment option were approximately $858.2 million after the payment of offering expenses. On July 28, 2003, the Fund issued the Preferred Shares, liquidation preference $25,000 per share ($430,000,000 in the aggregate). The Fund's common shares are listed on the NYSE under the symbol "CHY." The Fund's principal office is located at 2020 Calamos Court, Naperville, Illinois 60563, and its telephone number is 1-800-582-6959.

     The following provides information about the Fund's outstanding securities as of January 31, 2006:

                                                                            AMOUNT OUTSTANDING
                                                       AMOUNT HELD BY THE   EXCLUSIVE OF AMOUNT
                                           AMOUNT       FUND OR FOR ITS     HELD BY THE FUND OR
TITLE OF CLASS                           AUTHORIZED         ACCOUNT           FOR ITS ACCOUNT
--------------                           -----------   ------------------   -------------------
                                         (UNAUDITED)
Common Shares..........................   Unlimited            0                62,130,161
Preferred Shares.......................   Unlimited            0                    17,200
  Series M.............................                        0                     3,000
  Series TU............................                        0                     3,000
  Series W.............................                        0                     3,000
  Series TH............................                        0                     3,000
  Series F.............................                        0                     3,000
  Series A.............................                        0                     2,200

     The following sets forth information about the Fund's outstanding Preferred Shares as of the dates indicated below:

                                                                                 AVERAGE FAIR
                                                               ASSET COVERAGE      VALUE PER
                                                                 PER SHARE          $25,000
                                          TOTAL LIQUIDATION       ($25,000      DENOMINATION OR
                                              PREFERENCE        LIQUIDATION        PER SHARE
FISCAL YEAR ENDED                            OUTSTANDING        PREFERENCE)        AMOUNT(A)
-----------------                         ------------------   --------------   ---------------
October 31, 2005........................     $430,000,000         $79,708           $25,000
October 31, 2004........................     $430,000,000         $79,952           $25,000
October 31, 2003(b).....................     $430,000,000         $76,811           $25,000

---------------

(a) Fair value of the Preferred Shares approximates the liquidation preference because dividend rates payable on the Preferred Shares are determined at auctions and fluctuate with changes in current market interest rates.

(b) For the period May 28, 2003 (commencement of operations) through October 31, 2003.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of January 31, 2006, and as adjusted to give effect to the issuance of the common shares offered hereby. As indicated below, common shareholders will bear the offering costs associated with this offering.

                                                              ACTUAL      AS ADJUSTED
                                                           ------------   ------------
                                                                   (UNAUDITED)
PREFERRED SHARES OUTSTANDING:
  Preferred shares, no par value per share, $25,000
     stated value per share, at liquidation value;
     unlimited shares authorized (no shares issued; and
     17,200 shares issued, respectively).................  $430,000,000   $430,000,000
COMMON SHAREHOLDERS' EQUITY:
  Common shares, no par value per share, unlimited shares
     authorized, 62,130,161 shares outstanding*..........  $885,876,721   $
  Additional paid-in capital.............................            --
  Undistributed net investment income (loss).............     1,520,089      1,520,089
  Accumulated net realized gain (loss) on investments,
     foreign currency transactions and interest rate
     swaps...............................................     7,344,692      7,344,692
  Net unrealized appreciation (depreciation) on
     investments, foreign currency translation and
     interest rate swaps.................................    74,229,342     74,229,342
                                                           ------------   ------------
  Net assets applicable to common shares.................  $968,970,844   $
                                                           ============   ============

---------------

* None of these outstanding shares are held by or for the account of the Fund.

                     MARKET AND NET ASSET VALUE INFORMATION

     The Fund's currently outstanding common shares are, and the common shares offered by this prospectus, subject to notice of issuance, will be, listed on the NYSE. The Fund's common shares commenced trading on the NYSE on May 28, 2003.

     The Fund's common shares have traded both at a premium and at a discount in relation to net asset value. Although the Fund's shares recently have been trading at a premium above net asset value, there can be no assurance that this will continue after the offering or that the shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. See "Risk Factors -- Market Discount Risk."

     The following table sets forth for each of the quarters indicated the high and low closing market prices for common shares of the Fund on the NYSE, and the net asset value and the premium or discount from net asset value at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sales price provided. See "Net Asset Value" for information as to the determination of the Fund's net asset value.

                                                                      PREMIUM/(DISCOUNT)
                                 MARKET PRICE(1)   NET ASSET VALUE   TO NET ASSET VALUE(2)
                                 ---------------   ---------------   ---------------------
QUARTER ENDED                     HIGH     LOW      HIGH     LOW      HIGH          LOW
-------------                    ------   ------   ------   ------   -------      --------
January 31, 2004...............  $17.10   $15.72   $15.72   $14.74     8.78%        6.65%
April 30, 2004.................   17.05    14.80    15.26    15.21    11.73%       -2.70%
July 31, 2004..................   15.90    14.00    14.80    14.56     7.43%       -3.85%
October 31, 2004...............   16.74    15.72    15.47    14.71     8.21%        6.87%
January 31, 2005...............   17.18    16.25    16.01    15.69     7.31%        3.57%
April 30, 2005.................   17.00    14.72    15.93    15.43     6.72%       -4.60%
July 31, 2005..................   16.83    15.26    15.70    14.64     7.20%        4.23%
October 31, 2005...............   16.74    15.25    15.91    15.05     5.22%        1.33%
January 31, 2006...............   16.31    15.50    15.47    15.29     5.43%        1.37%
April 30, 2006.................   16.60    15.73    15.60    15.24     6.41%        3.22%

---------------

Source of Market Prices: Bloomberg Financial.

(1) Based on high and low closing market price during the respective quarter.

(2) Based on the Fund's computations.

     The last reported sale price, net asset value per common share and percentage premium to net asset value per share of the common shares on June 7, 2006 were $16.86, $15.16 and 11.21%, respectively. As of June 7, 2006, the Fund had 62,407,199 common shares outstanding and net assets of the Fund were $946,016,926.

                             PORTFOLIO COMPOSITION

     The allocation of the Fund's total investments of $1,343,255,027 by market sector, as of May 31, 2006, is shown in the following chart. The information in the chart is unaudited.
(PIE CHART)

Telecommunication Services                                                        2.3
Consumer Discretionary                                                           20.6
Financials                                                                         16
Industrials                                                                      13.2
Energy                                                                           11.3
Information Technology                                                            9.1
Consumer Staples                                                                  8.1
Healthcare                                                                        7.4
Materials                                                                         7.4
Utilities                                                                         4.6

     The allocation of the Fund's total investments, including cash, of $1,356,945,056 by security type, as of May 31, 2006, is shown in the following chart. The information in the chart is unaudited.
(PIE CHART)

Cash                                                                                1
Convertible Securities                                                           39.1
High Yield (Fixed Income)                                                        59.9

     The Fund is actively managed and the allocations shown in the charts above, as well as the identity of the market sectors and security types, may change significantly over time.

                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $     (or
approximately $     assuming the underwriters exercise the over-allotment option
in full) after payment of offering costs estimated to be approximately $     and
the deduction of the sales load.

     The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will invest substantially all of the net proceeds in securities that meet the investment objective and policies within two months after completion of this offering. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open-or closed-end investment companies that invest primarily in the types of securities in which the Fund may invest directly. A delay in the anticipated use of proceeds could lower returns and lower the Fund's distribution for the outstanding common shares and the common shares offered hereby. See "Investment Objective and Principal Investment Strategies."

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. The Fund's investment objective may be changed by the Board of Trustees without a shareholder vote. The Fund makes no assurance that it will realize its objective. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors."

PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and below investment grade (high yield/high risk) non-convertible debt securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act. The portion of the Fund's assets invested in convertible securities and below investment grade (high yield/high risk) non-convertible debt securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities and at least 20% of its managed assets in below investment grade (high yield/high risk) non-convertible debt securities (so long as the combined total equals at least 80% of the Fund's managed assets). The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund's securities typically will range from five to ten years.

     The Fund starts from a universe of primarily convertible and high yield non-convertible debt securities, and performs fundamental research to assess credit. The Fund filters out securities with high probability of bankruptcy, declining credits, or distressed credits. The Fund also screens issues based on equity characteristics of the security, such as intrinsic/economic business value, cash flow generation, and sufficient access to capital. The Fund then ensures there is sufficient return potential, and assesses relative risk/reward. Finally, the Fund performs top-down portfolio construction by actively managing the security mix, overlay macro/industry themes, and diversity by sector and industry.

     CONVERTIBLE SECURITIES. Investment in convertible securities forms an important part of the Fund's investment strategies. Under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating.

     SYNTHETIC CONVERTIBLE INSTRUMENTS. Calamos may also establish a "synthetic" convertible instrument by combining separate securities that possess economic characteristics similar to a convertible security, i.e., an income component and the right or obligation to convert to an equity security ("convertible component"). The income component, is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks, money market instruments and other instruments that provide an income component. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, Calamos may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

     The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The Fund's holdings of synthetic convertible instruments are considered convertible securities for purposes of the Fund's policy to invest at least 20% of its managed assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible securities and below investment grade (high yield/high risk) non-convertible debt securities.

     HIGH YIELD SECURITIES. Investment in high yield non-convertible debt securities forms an important part of the Fund's investment strategies. The Fund will invest in high yield securities for either current income or capital appreciation or both. Under normal circumstances, the Fund will invest at least 20% of its managed assets in high yield non-convertible debt securities. The high yield securities in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or are unrated but determined by Calamos to be of comparable quality. The Fund may invest in high yield securities of any rating. The Fund may, but currently does not intend to, invest up to 5% of its total assets in distressed securities that are in default or the issuers of which are in bankruptcy. Non-convertible debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade non-convertible debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     OTHER INCOME SECURITIES. The Fund may also invest in investment grade income securities. The Fund's investments in investment grade income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     PREFERRED SHARES. The Fund may invest in preferred shares. The preferred shares in which the Fund typically will invest will be convertible securities. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

     FOREIGN SECURITIES. Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. For purposes of these percentage limitations, foreign securities do not include securities represented by ADRs or securities guaranteed by a U.S. person.

     RULE 144A SECURITIES. The Fund may invest without limit in Rule 144A Securities. Calamos, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's limit of investing no more than 15% of its managed assets in illiquid securities. A determination of whether a Rule 144A Security is liquid or not is a question of fact. In making this determination, Calamos will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A Security. In addition, Calamos could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of a security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A Securities could have the effect of increasing the amount of the portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     REITS. The Fund may invest in real estate investment trusts ("REITs"). REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders; provided, they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

     U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid. U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

     ZERO COUPON SECURITIES. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

     INVESTMENTS IN EQUITY SECURITIES. Consistent with its objective, the Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

     OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

     TEMPORARY DEFENSIVE INVESTMENTS. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by Calamos to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower rated fixed income securities.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Calamos to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets.

     PORTFOLIO TURNOVER. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

                                    LEVERAGE

     The Fund may issue preferred shares or debt securities or borrow to increase its assets available for investment. The Fund had Preferred Shares outstanding in an aggregate liquidation preference representing approximately 31% of the Fund's total assets as of June 7, 2006. As a non-fundamental policy, such preferred shares, debt securities or borrowing may not exceed 38% of the Fund's total assets. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. The Fund generally will not issue preferred shares or debt securities or borrow unless Calamos expects that the Fund will achieve a greater return on such leverage than the additional costs the Fund incurs as a result of such leverage. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to Calamos for investment management services will be higher than if the Fund did not leverage because Calamos' fees are calculated based on the Fund's managed assets, which include the proceeds of the issuance of preferred shares or debt securities or any outstanding borrowings. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund's assets.

     The Fund's use of leverage is premised upon the expectation that the Fund's leverage costs will be lower than the return the Fund achieves on its investments with the leverage proceeds. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because Calamos seeks to invest the Fund's total assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund's portfolio investments or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

     Leverage creates risks which may adversely affect the return for the holders of common shares, including:

     - the likelihood of greater volatility of net asset value and market price of common shares;

     - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

     - increased operating costs, which may reduce the Fund's total return; and

     - the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remains fixed.

     To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated. Calamos may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or debt securities or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund will pay (and common shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, distribution related expenses such as a participation fee paid at an annual rate of 0.25% of Preferred Share liquidation preference to broker-dealers successfully participating in Preferred Share auctions). Net asset value will be reduced immediately following any additional offering of preferred shares or debt securities by the costs of that offering paid by the Fund.

     Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the aggregate amount of outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund's total assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing equity. So long as Preferred Shares are outstanding, additional senior equity securities must rank on a parity with the Preferred Shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     The Fund is subject to certain restrictions on investments imposed by guidelines of Standard & Poor's and Fitch, which have issued ratings for the Preferred Shares and may do so for debt instruments issued by the Fund. These guidelines impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. Calamos does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.

     The extent to which the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on Calamos' ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

EFFECTS OF LEVERAGE

     On July 28, 2003, the Fund issued the Preferred Shares with an aggregate liquidation preference of $430,000,000. The aggregate liquidation preference of the Preferred Shares represented approximately 31% of the Fund's total assets as of June 7, 2006. Asset coverage with respect to the Preferred Shares was 320% as of that date. The dividend rate payable by the Fund on the Preferred Shares varies based on auctions normally held every 7 or 28 days. As of June 7, 2006, a dividend rate of 4.65%, 4.80%, 4.85%, 4.80%, 4.65% and 5.00% was in effect for
Preferred Shares Series M, TU, W, TH, F and A, respectively.

     The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by issuing Preferred Shares with a liquidation value equal to 33% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10% and dividends on preferred shares at an annual dividend rate of 4.79%. The purpose of the table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)...........     (10)%     (5)%      0%      5%      10%
Corresponding Common Share Return....................  (17.29)%  (9.82)%  (2.36)%  5.10%   12.57%

     For further information about leveraging, see "Risk Factors -- Leverage."

                           INTEREST RATE TRANSACTIONS

     In order to reduce the interest rate risk inherent in the Fund's underlying investments and capital structure, the Fund may, but is not required to, enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate of any variable rate payment obligation on the Fund's leverage. The payment obligations would be based on the notional amount of the swap.

     The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount of such cap. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the common shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund's fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the common shares. If, on the other hand, such rates were to increase, the value of the swap or cap could increase, and thereby increase the net asset value of the common shares. As interest rate swaps or caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.

     In addition, if the short-term interest rates effectively received by the Fund during the term of an interest rate swap are lower than the Fund's fixed rate of payment on the swap, the swap will increase the Fund's operating expenses and reduce common share net earnings. If, on the other hand, the short-term interest rates effectively received by the Fund are higher than the Fund's fixed rate of payment on the interest rate swap, the swap would enhance common share net earnings. In either case, the swap would have the effect of reducing fluctuations in the Fund's cost of leverage due to changes in short-term interest rates during the term of the swap.

     Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also increase the operating expenses of the Fund and decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay on its preferred shares due to increases in short-term interest rates during the term of the cap had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor any interest rate swaps or caps with a view to ensuring that the Fund remains in compliance with all applicable tax requirements.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund's leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that Calamos believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Calamos will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares.

     The Fund may choose or be required to redeem some or all preferred shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                                  RISK FACTORS

     GENERAL. The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests in a diversified portfolio of convertible securities and non-convertible debt securities. An investment in the Fund's common shares may be speculative and it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

     MARKET DISCOUNT RISK. The Fund's common shares have traded both at a premium and at a discount in relation to net asset value. The public offering
price for the common shares represents a   % premium over the per share net
asset value on           , 2006; however, there can be no assurance that this
premium will continue after this offering or that the shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade above net asset value. The risk of the common shares trading at a discount is a risk separate from the risk of a decline in the Fund's net asset value as a result of investment activities. Depending on the premium of the Fund's common shares, the Fund's net asset value may be reduced immediately following this offering by the offering costs for common shares, including the sales load, which will be borne entirely by all common shareholders.

     Whether shareholders will realize a gain or loss upon the sale of the Fund's common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the public offering price for the common shares.

     CONVERTIBLE SECURITIES. Investment in convertible securities form an important part of the Fund's investment strategies. Under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders. Consequently, the issuer's convertible securities generally entail less risk than its common stock.

     SYNTHETIC CONVERTIBLE INSTRUMENTS. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Synthetic convertible instruments created by other parties have the same attributes of a convertible security; however, the issuer of the synthetic convertible instrument assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Therefore, the Fund is subject to the credit risk associated with the party creating the synthetic convertible instrument.

     HIGH YIELD SECURITIES. Investment in high yield non-convertible debt securities forms an important part of the Fund's investment strategies. Under normal circumstances, the Fund will invest at least 20% of its managed assets in high yield non-convertible debt securities. The Fund may invest in high yield securities of any rating. The Fund may, but currently does not intend to, invest up to 5% of its total assets in distressed securities. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

     - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

     - greater risk of loss due to default or declining credit quality;

     - adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

     - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

     Securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody's means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor's assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the statement of additional information for a description of Moody's and Standard & Poor's ratings.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund will invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

     INTEREST RATE RISK. Fixed income securities, including high yield securities, are subject to certain common risks, including:

     - if interest rates go up, the value of debt securities in the Fund's portfolio generally will decline;

     - during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

     - during periods of rising interest rates, the average life of certain types of securities may be extended because of lower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk; and

     - rising interest rates could result in an increase in the cost of the Fund's leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to the leverage.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (determined using the Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of within 7 days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. Calamos, under the supervision of the Board of Trustees, will determine whether securities purchased under Rule 144A are illiquid (that is, not readily marketable) and thus subject to the Fund's limit of investing no more than 15% of its managed assets in illiquid securities. Investments in Rule 144A Securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these Rule 144A Securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos' judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

     FOREIGN SECURITIES. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

     - less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

     - many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable;

     - the adverse effect of currency exchange rates or controls on the value of the Fund's investments;

     - the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

     - economic, political and social developments may adversely affect the securities markets, including expropriation and nationalization;

     - the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

     - restrictions on foreign investments in non-U.S. jurisdictions;

     - difficulties in effecting the repatriation of capital invested in non-U.S. countries; and

     - withholding and other non-U.S. taxes may decrease the Fund's return.

     There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States.

     Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

     Economies and social and political conditions in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

     CURRENCY RISKS. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

     LEVERAGE. The Fund has issued Preferred Shares and may issue additional preferred shares or borrow money or issue debt securities. The Fund's use of leverage creates risk. As a non-fundamental policy, such preferred shares, borrowing or debt securities may not exceed 38% of the Fund's total assets. However, the Board of Trustees reserves the right to issue preferred shares or borrow to the extent permitted by the 1940 Act.

     Leverage creates risks which may adversely affect the return for the holders of common shares, including:

     - the likelihood of greater volatility of net asset value and market price of common shares;

     - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

     - increased operating costs, which may reduce the Fund's total return; and

     - the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed.

     The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or debt securities or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because Calamos seeks to invest the Fund's total assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund's portfolio investments or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

     To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund is subject to certain restrictions on investments imposed by guidelines of Standard & Poor's and Fitch, which have issued ratings for the Preferred Shares and may do so for short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

     If the Fund's ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any preferred shares or debt securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

     Because Calamos' investment management fee is a percentage of the Fund's managed assets, Calamos' fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Any additional use of leverage by the Fund would require approval by the Board of Trustees of the Fund. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

     INTEREST RATE TRANSACTIONS RISK. The Fund may enter into an interest rate swap or cap transaction in order to reduce the interest rate risk inherent in the Fund's underlying investments and capital structure. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund.

     Depending on the state of interest rates in general, the Fund's use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund's leverage.

     Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.

     If the Fund fails to maintain a required 200% asset coverage of the liquidation value of the outstanding Preferred Shares or if the Fund loses its rating on its Preferred Shares or fails to maintain other covenants with respect to the Preferred Shares, the Fund may be required to redeem some or all of the Preferred Shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

     REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically,

REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

     TAX RISK. The Fund may invest in convertible securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See "U.S. Federal Income Tax Matters."

     MANAGEMENT RISK. Calamos' judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

     ANTITAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of Preferred Shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. See "Description of Shares -- Preferred Shares" and "Certain Provisions of the Agreement and Declaration of Trust and By-Laws." The holders of Preferred Shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in these situations.

     MARKET DISRUPTION RISK. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001) war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the markets or economy of the U.S. or other countries. High yield securities tend to be more volatile than higher rated debt securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than on higher rated securities.

                           FORWARD-LOOKING STATEMENTS

     Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the Fund's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" in this prospectus and our statement of additional information. In this prospectus, the Fund uses words such as "anticipates," "believes," "expects," "intends" and similar expressions to identify forward-looking statements.

     The forward-looking statements contained in this prospectus include statements as to:

     - the Fund's operating results;

     - the Fund's business prospects;

     - the impact of investments that the Fund expects to make;

     - the Fund's contractual arrangements and relationships with third parties;

     - the dependence of the Fund's future success on the general economy and its impact on the industries in which the Fund invests;

     - the Fund's use of financial leverage; and

     - the Fund's tax status.

     The Fund has based the forward-looking statements included in this prospectus on information available to it on the date of this prospectus, and the Fund assumes no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the Commission, including our annual and semi-annual reports. The Fund acknowledges that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to the Fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. There are seven Trustees of the Fund, three of whom are "interested persons" of the Trust (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the statement of additional information.

INVESTMENT ADVISER

     The Fund's investments are managed by Calamos, 2020 Calamos Court, Naperville, IL. On May 31, 2006 Calamos managed approximately $48.4 billion in assets of individuals and institutions. Calamos is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family. Calamos Asset Management, Inc. is publicly traded on the NASDAQ exchange under the ticker symbol "CLMS."

INVESTMENT MANAGEMENT AGREEMENT

     Subject to the overall authority of the Board of Trustees, Calamos regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs, supervises the business and affairs of the Fund and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (a) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (b) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations;
(c) assisting in the preparation and making of filings with the Commission and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, amendments to the Fund's registration statement on Form N-2 and semi-annual reports on Form N-SAR; (d) overseeing the tabulation of proxies by the Fund's transfer agent; (e) assisting in the preparation and filing of the Fund's federal, state and local tax returns; (f) assisting in the preparation and filing of the Fund's federal excise tax return pursuant to Section 4982 of the Code; (g) providing assistance with investor and public relations matters; (h) monitoring the valuation of portfolio securities and the calculation of net asset value; (i) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (j) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; (k) assisting in establishing the accounting policies of the Fund; (l) assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith;
(m) reviewing the Fund's
bills; (n) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (o) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trustees.

     Under the investment management agreement, the Fund will pay to Calamos a fee based on the average weekly managed assets that is computed weekly and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 0.80% of managed assets. Because the fees paid to Calamos are determined on the basis of the Fund's managed assets, Calamos' interest in determining whether to leverage the Fund may differ from the interests of the Fund and its common shareholders.

     Under the terms of its investment management agreement, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including Calamos' overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses;
(d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund's custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund;
(m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders' and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange.

     For the first eight years of the Fund's operations, Calamos has contractually agreed to waive a portion of its management fee at the annual rate, and for the time periods, set forth below:

                            FEE WAIVED (AS                                 FEE WAIVED (AS
                            A PERCENTAGE OF                                A PERCENTAGE OF
                            AVERAGE WEEKLY                                 AVERAGE WEEKLY
PERIOD ENDING MAY 31,       MANAGED ASSETS)     PERIOD ENDING MAY 31,      MANAGED ASSETS)
---------------------       ---------------     ---------------------      ---------------
2006(1)...................       0.10%        2009......................        0.07%
2007......................       0.10%        2010......................        0.05%
2008......................       0.10%        2011......................        0.03%

---------------

(1) The annual rate of the management fee waived for the periods ending May 31, 2003, 2004 and 2005 was 0.10%.

     Calamos has not agreed to waive any portion of its management fee beyond May 31, 2011.

PORTFOLIO MANAGERS

     John P. Calamos and Nick P. Calamos are responsible for managing the portfolio of the Fund. During the past five years, John P. Calamos has been Chairman, CEO and Co-Chief Investment Officer of Calamos and Nick P. Calamos has been Senior Executive Vice President and Co-Chief Investment Officer of Calamos. For over 20 years, the Calamos management team has managed money for their clients in convertible, high yield and global strategies. Furthermore, Calamos has extensive experience investing in foreign markets through its convertible securities and high yield securities strategies. Such experience has included investments in established as well as emerging foreign markets. The Fund's statement of additional information has additional information about the portfolio managers, including other accounts they manage, their ownership of the Fund and their compensation structure.

FUND ACCOUNTING

     Under the arrangements with State Street to provide fund accounting services, State Street provides certain administrative and accounting services to the Fund and such other funds advised by Calamos that may be part of those arrangements (the Fund and such other fund are collectively referred to as the "Calamos Funds") as described more fully in the statement of additional information. For the services rendered to the Calamos Funds, State Street receives fees based on the combined managed assets of the Calamos Funds ("Combined Assets"). Each fund of the Calamos Funds pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of each fund. State Street receives a fee at the annual rate of .009% for the first $5.0 billion of Combined Assets, .0075% for the next $5.0 billion of Combined Assets, .005% for the next $5.0 billion of Combined Assets and .0035% for the Combined Assets in excess of $15.0 billion. Because the fees payable to State Street are based on the managed assets of the Calamos Funds, the fees increase as the Calamos Funds increase their leverage.

     In addition, Calamos also provides certain other financial accounting services to the Calamos Funds described more fully in the statement of additional information. For providing those services, Calamos receives a fee at the annual rate of .0175% on the first $1 billion of the daily average net assets of the Calamos Funds; .0150% on the next $1 billion of the daily average net assets of the Calamos Funds; and .0110% on the daily average net assets of the Calamos Funds above $2 billion ("financial accounting service fee"). Each fund of the Calamos Funds will pay its pro-rata share of the financial accounting service fee to Calamos based on relative net assets of each fund.

       DIVIDENDS AND DISTRIBUTIONS; AUTOMATIC DIVIDEND REINVESTMENT PLAN

DIVIDENDS AND DISTRIBUTIONS

     The Fund has made regular monthly distributions to its common shareholders of $0.1219 per share since August 2003. Additionally, the Fund made a one-time distribution of $0.0920 per share in January 2006.

     The Fund currently intends to make monthly distributions to common shareholders at a level rate established by the Board of Trustees. The rate may be modified by the Board of Trustees from time to time. Monthly distributions may include net investment income, net realized short-term capital gain and, if necessary, return of capital. Net realized short-term capital gains distributed to common shareholders will be taxed as ordinary income. In addition, one distribution per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain its level distribution policy. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

     For U.S. federal income tax purposes, the Fund is required to distribute substantially all of its net investment income and net realized gains each year to both reduce its federal income tax liability and to avoid a potential excise tax. Accordingly, the Fund intends to distribute all or substantially all of its net investment income and all net realized capital gains, if any. Therefore, the Fund's final distribution for each calendar year would include any remaining net investment income and net realized capital gains, if any, undistributed during the year.

     If, for any calendar year, the Fund's total distributions exceeded net investment income and net realized capital gains (the "Excess"), the Excess, distributed from the Fund's assets, would generally be treated as dividend income to the extent of the Fund's current and accumulated earnings and profits. Thereafter, such Excess would be treated as a tax-free return of capital up to the amount of the common shareholder's tax basis in his, her or its common shares, with any amounts exceeding such basis treated as gain from the sale of common shares. See "U.S. Federal Income Tax Matters."

     In the event the Fund distributed the Excess, such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess.

     In January 2004, Calamos, on behalf of itself and certain funds, filed an exemptive application with the Commission seeking an order under the 1940 Act permitting those funds to make periodic distributions of long-term capital gains. The application may be amended to include the Fund as a party. There is no guarantee that the Fund will receive such exemptive order. The staff of the Commission has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     While any Preferred Shares are outstanding, the Fund may not declare any dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

     In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "U.S. Federal Income Tax Matters."

     See "-- Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

     The yield on the Fund's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under "Leverage," the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares and the yield for any given period is not an indication or representation of future yields on the Fund's common shares.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Automatic Dividend Reinvestment Plan ("Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York, as agent for shareholders in administering the Plan ("Plan Agent"), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

     Whenever the Fund declares a dividend or distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will receive newly issued shares from the Fund for each participant's account. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

     If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the payment date ("last purchase date") to invest the dividend or distribution amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of each acquisition made for the participant's account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent's name or that of its nominee, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "U.S. Federal Income Tax Matters."

     Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See "U.S. Federal Income Tax Matters" for a discussion of tax consequences of the Plan.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees such a change is warranted. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address above. The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant's account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by the

Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at Dividend Reinvestment Department, P.O. Box 1958, Newark, NJ 07101-9774.

                           CLOSED-END FUND STRUCTURE

     The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund) which commenced investment operations in May 2003. Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their net asset value. To the extent the common shares do trade at a discount, the Fund's Board of Trustees may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund. Conversion of the Fund to an open-end mutual fund would require an amendment to the Fund's Declaration of Trust. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund's outstanding shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment were previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class.

                        U.S. FEDERAL INCOME TAX MATTERS

     The following is a description of certain U.S. federal income tax consequences to a shareholder that acquires, holds and/or disposes of common shares of the Fund. This discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. In addition, no attempt is made to present state, local or foreign tax concerns or tax concerns applicable to an investor with a special tax status such as a financial institution, tax-exempt entity, dealer in securities or non-U.S. investors. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE TAX CONSEQUENCES TO THEM BEFORE INVESTING IN THE FUND.

     The Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains timely distributed to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to this excise tax.

     If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax and distributions to its shareholders would not be deducted by the Fund in computing its taxable income. In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010.

     Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of common stock of the Fund pursuant to the Plan. For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the fund's investment company taxable income will generally be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for "qualified dividend income" currently available to noncorporate shareholders under Section 1(h)(11) of the Code, provided certain holding period and other requirements are met. Distributions of net capital gain, if any, are generally taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to the shareholders annually.

     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the tax deemed paid by the shareholders.

     If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and
(vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

     Dividends, interest and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholdings or other foreign taxes. If applicable, the Fund may make an election under the Code to pass through such taxes to shareholders of the Fund. If such an election is not made, any foreign taxes paid or accrued by the Fund will represent an expense of the Fund. If an election is made, shareholders will generally be able to claim a credit or deduction on their federal income tax return for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the taxes paid by the Fund to foreign countries with respect to such income. The Fund does not currently anticipate that it will qualify to make such an election.

     Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder's adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term or short-term depending on the shareholder's holding period in the shares disposed. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of shares may be disallowed under the "wash sale" rules in the event that substantially identical shares are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired.

     The Fund is required in certain circumstances to backup withhold at a current rate of 28% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS THEREUNDER CURRENTLY IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, AND LOCAL INCOME OR OTHER TAXES BEFORE MAKING AN INVESTMENT IN THE FUND.

                                NET ASSET VALUE

     Net asset value per share is determined no less frequently than the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time), on the last business day in each week, or such other time as the Fund may determine. Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

     The values of the securities in the Fund are based on market prices from the primary market in which they are traded. As a general rule, equity securities listed on a U.S. securities exchange are valued at the last current reported sale price as of the time of valuation. Securities quoted on the NASDAQ National Market System are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Bonds and other fixed-income securities that are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected this will ordinarily be the over-the-counter market. The foreign securities held by the Fund are traded on exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of foreign securities is generally determined at the close of trading of the exchange on which the securities are traded or at the close of trading on the NYSE, whichever is earlier.

     If market prices are not readily available or the Fund's valuation methods do not produce a value reflective of the fair value of the security, securities and other assets are priced at a fair value determined in accordance with procedures adopted by the Board of Trustees, which may include a systematic fair valuation model provided by an independent service provider.

     The Fund also may use fair value pricing if the value of a security it holds has been affected by events occurring before the Fund's pricing time, but after the close of the primary markets or exchanges on which the security is traded. When fair value pricing is employed, the prices of portfolio securities used to calculate the Fund's net asset value may differ from market quotations or official closing prices for the same securities. This means that the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

     The fair value pricing procedures recognize that volatility in the U.S. markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Fund's net asset value is determined. As a result, at least some of the Fund's foreign securities may be valued at their fair value in accordance with the fair value pricing procedures on any day the Fund calculates its net asset value.

     Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. Trading in securities in foreign markets takes place on some days (including some weekend days and U.S. holidays) when the NYSE is not open, and does not take place on some days when the NYSE is open. So, the value of the Fund's portfolio may be affected on days when the Fund does not calculate its net asset value.

                             DESCRIPTION OF SHARES

     The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. As of June 7, 2006, the Fund had 62,407,199 common shares outstanding and 17,200 Preferred Shares outstanding. The Board of Trustees may establish such series or class from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement and Declaration of Trust and By-laws to reflect the terms of any such class or series. The Fund is also authorized to issue other securities, including debt securities.

COMMON SHARES

     Common shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

     So long as any shares of the Fund's Preferred Shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "Leverage."

     The Fund will send unaudited reports at least semiannually and audited annual financial statements to all of its shareholders.

     Other offerings of common shares, if made, will require approval of the Board of Trustees and will be subject to the requirement of the 1940 Act that common shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances including in connection with an offering to existing shareholders.

PREFERRED SHARES

     On July 28, 2003, the Fund issued the Preferred Shares, liquidation preference of $25,000 per share ($430,000,000 in the aggregate). As a non-fundamental policy, the Fund may not issue preferred shares (or borrow money and issue debt securities) with an aggregate liquidation preference (or aggregate principal amount) exceeding 38% of the Fund's total assets. However, the Board of Trustees reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total assets less the Fund's liabilities and indebtedness. The Preferred Shares pay dividends at dividend rates based on auctions normally held every 7 or 28 days. Under the 1940 Act, the Fund may only issue one class of preferred shares. So long as Preferred Shares are outstanding, additional issuances of preferred shares must be of the same class as Preferred Shares and may not have preference or priority over the Preferred Shares upon the distribution of assets of the Fund. It is expected that any additional issuance of preferred shares would be additional shares of an existing series of Preferred Shares or shares of an additional series of Preferred Shares.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

     The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Trustees at any time two years' accumulated dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions of the Agreement and Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     The terms of the Preferred Shares provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund may tender for or purchase Preferred Shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

                    CERTAIN PROVISIONS OF THE AGREEMENT AND
                        DECLARATION OF TRUST AND BY-LAWS

     The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions, however, have the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered these provisions and concluded that they are in the best interests of the Fund.

     The Board of Trustees is divided into three classes. The terms of the Trustees of the different classes are staggered. A Trustee may be removed from office with or without cause by a vote of at least a majority of the then Trustees if such removal is approved by the holders of at least 75% of the shares entitled to vote with respect to the election of such Trustee and present in person or by proxy at a meeting of shareholders called for such purpose.

     In addition, the Agreement and Declaration of Trust requires the affirmative vote of at least 75% of the outstanding shares entitled to vote on the matter for the Trust to merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund's assets; unless such action has been approved by the affirmative vote of at least 75% of the Trustees then in office, in which case, the affirmative vote of a majority of the outstanding shares entitled to vote on the matter is required.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Agreement and Declaration of Trust. Such an amendment would require the favorable vote of a majority of the then Trustees followed by a favorable vote of the holders of at least 75% of the shares entitled to vote on the matter, voting as separate classes or series (or a majority of such shares if the amendment was previously approved by 75% of the Trustees). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders.

     Under the 1940 Act, shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the NYSE. Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions. In addition, the Fund would be required to redeem all of its outstanding Preferred Shares prior to conversion to an open-end investment company.

     In addition, the Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the then Trustees followed by the affirmative vote or consent of the holders of at least 75% of the shares of each affected class or series of the Fund outstanding, voting separately as a class or series, to approve certain transactions with a Principal Shareholder, unless the transaction has been approved by at least 75% of the Trustees, in which case a majority of the outstanding shares entitled to vote shall be required. For purposes of these provisions, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

     - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     - the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan); or

     - the sale, lease or exchange to the Fund or any subsidiary of the Fund in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

     The Fund may be terminated by the affirmative vote of not less than 75% of the Trustees then in office by written notice to the shareholders.

     The Agreement and Declaration of Trust and By-laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-laws, except for any By-law that requires a vote of the shareholders to be amended, adopted or repealed by the terms of the Agreement and Declaration of Trust, By-Laws or applicable law. Neither this provision of the Agreement and Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares.

     With respect to proposals by shareholders submitted outside the process of Rule 14a-8 of the Securities Exchange Act of 1934, the Fund's By-laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the mailing of the notice for the prior year's annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the By-laws.

                                  UNDERWRITING

     Citigroup Global Markets Inc., A.G. Edwards & Sons, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and UBS Securities LLC are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of common shares set forth opposite the underwriter's name.

UNDERWRITERS                                                   NUMBER OF COMMON SHARES
------------                                                   -----------------------
Citigroup Global Markets Inc. ..............................
A.G. Edwards & Sons, Inc....................................
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated...................................
RBC Capital Markets Corporation.............................
UBS Securities LLC..........................................
                                                                      --------
             Total..........................................
                                                                      ========

     The underwriting agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the common shares (other than those covered by the over-allotment option described below) if they purchase any of the common shares.

     The underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to dealers at the public offering price
less a concession not to exceed $     per common share. The sales load the Fund
will pay of $     per common share is equal to   % of the initial offering
price. The underwriters may allow, and dealers may reallow, a concession not to
exceed $     per common share on sales to other dealers. If all of the common shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any common shares
purchased on or before           , 2006. The representatives have advised the
Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

     The Fund has granted to the underwriters an option, exercisable for 30 days
from the date of this prospectus, to purchase up to           additional common
shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional common shares approximately proportionate to that underwriter's initial purchase commitment.

     The Fund and Calamos have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., dispose of or hedge any common shares or any securities convertible into or exchangeable for common shares. Citigroup Global Markets Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.

     The Fund's common shares are, and the common shares sold pursuant to this prospectus will be, listed on the NYSE under the symbol "CHY."

     The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase additional common shares.

                                                                     PAID BY FUND
                                                              ---------------------------
                                                              NO EXERCISE   FULL EXERCISE
                                                              -----------   -------------
Per share...................................................   $              $
Total.......................................................   $              $

     The Fund and Calamos have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

     Certain underwriters may make a market in the common shares after trading in the common shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

     In connection with the offering, Citigroup Global Markets Inc., on behalf of itself and the other underwriters, may purchase and sell common shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common shares in excess of the number of common shares to be purchased by the underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of common shares made in an amount up to the number of common shares represented by the underwriters' over-allotment option. In determining the source of common shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of common shares available for purchase in the open market as compared to the price at which they may purchase common shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of common shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make "naked" short sales of common shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of common shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of common shares in the open market while the offering is in progress.

     The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Citigroup Global Markets Inc. repurchases common shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

     Any of these activities may have the effect of preventing or retarding a decline in the market price of common shares. They may also cause the price of common shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

     A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the prospectus in electronic format, the information on any such underwriter's website is not part of this prospectus. The representatives may agree to allocate a number of common shares to underwriters for sale to their online brokerage account holders. The representatives will allocate common shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, common shares may be sold by the underwriters to securities dealers who resell common shares to online brokerage account holders.

     The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

     Certain underwriters have performed investment banking and advisory services for Calamos and its affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for Calamos and its affiliates in the ordinary course of business. An affiliate of Citigroup Global Markets Inc. is counterparty to the Fund in interest rate swap transactions with an aggregate notional value of $400 million.

     The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The Fund's securities and cash are held under a custodian agreement with The Bank of New York, One Wall Street, New York, New York 10286. The transfer agent, dividend disbursing agent and registrar for the Fund's shares is also The Bank of New York.

                                 LEGAL OPINIONS

     Bell, Boyd & Lloyd LLC, Chicago, Illinois, serves as counsel to the Fund and to the non-interested Trustees. Vedder, Price, Kaufman & Kammholz, P.C. ("Vedder Price"), Chicago, Illinois, which is serving as special counsel to the Fund in connection with the offering, will pass on the legality of the shares offered hereby. Vedder Price is also counsel to Calamos. Certain matters will be passed upon for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Vedder Price and Simpson Thacher & Bartlett LLP may rely on matters of Delaware law on the opinion of Morris, Nichols, Arsht & Tunnell, Wilmington, Delaware.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds.............................................    S-1
Investment Objective and Policies...........................    S-1
Investment Restrictions.....................................   S-21
Management of the Fund......................................   S-23
Portfolio Transactions......................................   S-33
Repurchase of Common Shares.................................   S-34
U.S. Federal Income Tax Matters.............................   S-35
Custodian, Transfer Agent, Dividend Paying Agent and
  Registrar.................................................   S-42
Experts.....................................................   S-42
Additional Information......................................   S-42
Financial Statements and Report of Independent Registered
  Public Accounting Firm....................................   S-42
Appendix A -- Description of Ratings........................    A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              ____________ SHARES

                          CALAMOS CONVERTIBLE AND HIGH
                                  INCOME FUND

                      COMMON SHARES OF BENEFICIAL INTEREST

                                  ------------

                                   PROSPECTUS

                             ________________, 2006

                                  ------------

                                   CITIGROUP
                                  A.G. EDWARDS
                              MERRILL LYNCH & CO.
                              RBC CAPITAL MARKETS
                              UBS INVESTMENT BANK

SEC FILE NUMBER: 811-21319
                 333-132636

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--------------------------------------------------------------------------------

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   SUBJECT TO COMPLETION, DATED JUNE 14, 2006



                    CALAMOS CONVERTIBLE AND HIGH INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

         Calamos Convertible and High Income Fund (the "Fund") is a diversified, closed-end management investment company which commenced investment operations in May 2003. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated _____________, 2006. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-800-582-6959. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).


                                TABLE OF CONTENTS

Use of Proceeds......................................................................................S-1
Investment Objective and Policies....................................................................S-1
Investment Restrictions.............................................................................S-21
Management of the Fund..............................................................................S-23
Portfolio Transactions..............................................................................S-33
Repurchase of Common Shares.........................................................................S-34
U.S. Federal Income Tax Matters.....................................................................S-35
Custodian, Transfer Agent, Dividend Paying Agent and Registrar......................................S-42
Experts  ...........................................................................................S-42
Additional Information..............................................................................S-42
Financial Statements and Report of Independent Registered Public Accounting Firm.....................F-1
Appendix A--Description of Ratings...................................................................A-1

This Statement of Additional Information is dated ___________, 2006.

                                 USE OF PROCEEDS

         The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will invest substantially all of the net proceeds in securities that meet the investment objective and policies within two months after completion of the offering. Pending such investment, the net proceeds may be invested in U.S. government securities and high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in the types of securities in which the Fund may invest directly.

                        INVESTMENT OBJECTIVE AND POLICIES

         The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

PRIMARY INVESTMENTS

         Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and below investment grade (high yield/high risk) non-convertible debt securities. The Fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its managed assets as described in the sentence above. The portion of the Fund's assets invested in convertible securities and below investment grade (high yield/high risk) non-convertible debt securities will vary from time to time in light of the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities and at least 20% of its managed assets in below investment grade (high yield/high risk) non-convertible debt securities (so long as the combined total equals at least 80% of the Fund's managed assets). "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on the preferred shares will not constitute a liability.

CONVERTIBLE SECURITIES

         Investment in convertible securities forms an important part of the Fund's investment strategies. Under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities. Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

         If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

SYNTHETIC CONVERTIBLE INSTRUMENTS

         Calamos Advisors LLC ("Calamos") may establish a "synthetic" convertible instrument by combining fixed income securities with the right to acquire equity securities. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

         More flexibility is possible in the assembly of a synthetic convertible instrument than in the purchase of a convertible security. Although synthetic convertible instruments may be selected where the two components are issued by a single issuer, thus making the synthetic convertible instrument similar to the true convertible security, the character of a synthetic convertible instrument allows the combination of components representing distinct issuers when Calamos believes that such a combination would better promote the Fund's investment objective. A synthetic convertible instrument also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible instrument but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

         A holder of a synthetic convertible instrument faces the risk of a decline in the price of the instrument or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible instrument. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible instrument includes the fixed-income component as well, the holder of a synthetic convertible instrument also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

         The Fund may also purchase synthetic convertible instruments manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.


         When identifying the issuer of synthetic convertible instruments created by other parties for purposes of concentration and diversification, the Fund analyzes synthetic convertible instruments by focusing on the overall risk to the initial principal investment. In that regard, the Fund analyzes synthetic convertible instruments on a case-by-case basis and considers a variety of factors based on the structure of the synthetic convertible, including the extent of any principal protection or guarantee by the third party and the counter-party risk associated with any put, calls or other security features inherent in the structure. Based on the types of third party instruments that the Fund ordinarily purchases, this analysis typically results in the financial entity creating and issuing the convertible product being treated as the issuer of the security. However, under certain circumstances, the Fund may, due to the factors noted above, look through to the underlying credit in determining the identity of the issuer for concentration and diversification purposes.

         The Fund's holdings of synthetic convertible instruments are considered convertible securities for purposes of the Fund's policy to invest at least 20% of its managed assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible securities and below investment grade (high yield/high risk) non-convertible debt securities.

HIGH YIELD SECURITIES

         Investment in high yield non-convertible debt securities forms an important part of the Fund's investment strategy. Under normal circumstances, the Fund will invest at least 20% of its managed assets in high yield non-convertible debt securities. The high yield securities in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or are unrated but determined by Calamos to be of comparable quality. Non-convertible debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

         Investment in High Yield Securities Involves Substantial Risk of Loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

         o increased price sensitivity to changing interest rates and to a deteriorating economic environment;

         o greater risk of loss due to default or declining credit quality;

         o adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

         o if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

         Securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody's means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor's assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See Appendix A to this statement of additional information for a description of Moody's and Standard & Poor's ratings.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

DISTRESSED SECURITIES

         The Fund may, but currently does not intend to, invest up to 5% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's or CC or lower by Standard & Poor's) or which are unrated investments considered by Calamos to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

LOANS

         The Fund may invest up to 5% of its total assets in loan participations and other direct claims against a borrower. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (SEC).

         As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody's or BB or lower by Standard & Poor's), or may be unrated investments considered by Calamos to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

FOREIGN SECURITIES

         The Fund may invest up to 25% of its managed assets in securities of foreign issuers. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. For these purposes, foreign securities do not include American Depositary Receipts ("ADRs") or securities guaranteed by a United States person, but may include foreign securities in the form of European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

         To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under "Currency Exchange Transactions.")

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

         Although the Fund intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

         The Fund expects that substantially all of its investments will be in developed nations. However, the Fund may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

CURRENCY EXCHANGE TRANSACTIONS

         Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in "speculative" currency exchange transactions.

         If the Fund enters into a forward contract, the Fund's custodian will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SYNTHETIC FOREIGN MONEY MARKET POSITIONS

         The Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

         An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Eurodollar Instruments and Samurai and Yankee Bonds. The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

LENDING OF PORTFOLIO SECURITIES

         The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Calamos' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

         The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

         The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund may sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is in the money) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

         The Fund may also purchase and sell options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

         The Fund will write call options and put options only if they are "covered." For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

         OTC options entered into by the Fund and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

         If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

         The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS

         There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of the Fund to utilize options successfully will depend on Calamos' ability to predict pertinent market investments, which cannot be assured.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under "Options on Securities, Indexes and Currencies") fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by Calamos.

         The Fund may purchase and sell call options on securities indices and currencies. All calls sold by the Fund must be "covered." Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold. The Fund may purchase and sell put options on securities indices and currencies. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on the investment manager correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the investment manager might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a

--------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES

         There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

         If other options, futures contracts or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

         When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

         The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the Fund may use commodity futures or commodity options contracts for either risk management or speculative purposes without any limitation on the notional value of such positions. The Fund has qualified for an exemption from registration as a "commodity pool operator" pursuant to CFTC Regulation 4.5 and, therefore, is not subject to registration or regulation under the Commodity Exchange Act, as amended.

WARRANTS

         The Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

PORTFOLIO TURNOVER

         Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

SHORT SALES

         The Fund may from time to time sell securities short to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the Fund's portfolio. A short sale is effected when Calamos believes that the price of a security will decline, and involves the sale of securities that the Fund does not own, in the hope of purchasing the same securities at a later date at a lower price. There can be no assurance that the Fund will be able to close out a short position (i.e., purchase the same securities) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the Fund must borrow the securities from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to it the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends or interest paid on the securities sold short.

         To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

         The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the short sale. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

         The Fund will realize a gain if the price of the securities declines between the date of the short sale and the date on which the Fund purchases securities to replace the borrowed securities. On the other hand, a Fund will incur a loss if the price of the securities increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with the short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

         There is also a risk that securities borrowed by the Fund and delivered to the buyer of the securities sold short will need to be returned to the broker-dealer on short notice. If the request for the return of securities occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed securities with securities purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

         Rule 10a-1 under the Securities Exchange Act of 1934 provides that exchange-traded securities can be sold short only at a price that is higher than the last trade or the same as the last trade price if that price is higher than the price of the previous reported trade. The requirements of Rule 10a-1 can delay, or in some cases prevent, execution of short sales, resulting in opportunity costs and increased exposure to market action.

         The Fund may also make short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Short sales "against the box" result in a "constructive sale" and require the Fund to recognize any taxable gain unless an exception to the constructive sale rule applies.

         The Fund will not make a short sale of securities (other than a short sale "against the box"), if more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales (other than short sales "against the box").

         In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open. The Fund believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that they will be able to enter into such arrangements to the desired degree.

INTEREST RATE TRANSACTIONS

         In order to reduce the interest rate risk inherent in the Fund's underlying investments and capital structure, the Fund, if market conditions are deemed favorable, may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on any variable rate payment obligation on the Fund's leverage. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund's leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

         Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that Calamos believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Calamos will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

         In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's common shares.

         The Fund may choose or be required to redeem some or all of the preferred shares or prepay any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

"WHEN-ISSUED" AND DELAYED DELIVERY SECURITIES AND REVERSE REPURCHASE AGREEMENTS

         The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Calamos deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

         The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

ILLIQUID SECURITIES

         The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (determined using the Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of within 7 days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. Calamos, under the supervision of the Board of Trustees, will determine whether securities purchased under Rule 144A are illiquid (that is, not readily marketable) and thus subject to the Fund's limit on investing no more than 15% of its managed assets in illiquid securities. Investments in Rule 144A Securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these Rule 144A Securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos' judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

         The Fund may invest in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Such investments may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

TEMPORARY DEFENSIVE INVESTMENTS

         The Fund may make temporary investments without limitation when Calamos determines that a defensive position is warranted or pending the investment of offering proceeds. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.

REPURCHASE AGREEMENTS

         As part of its strategy for the temporary investment of cash, the Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long term investment. The Fund requires continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

PREFERRED SHARES

         The Fund may invest in preferred shares. The preferred shares that the Fund will invest in will typically be convertible securities. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares.

REAL ESTATE INVESTMENT FUNDS ("REITS") AND ASSOCIATED RISK FACTORS

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

         Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

OTHER INVESTMENT COMPANIES

         The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

         The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

                             INVESTMENT RESTRICTIONS

         The following are the Fund's fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). If the Fund were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class.

         The Fund may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         (2) Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         (3) Invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment funds and mortgage-backed securities.

         (4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         (5) Invest in physical commodities or contracts relating to physical commodities.

         (6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of securities held in its portfolio.

         (7) Make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         (8) Concentrate its investments in securities of companies in any particular industry as defined in the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares.

         Currently under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund's total assets, less all liabilities and indebtedness not represented by senior securities, are at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund's total assets). In addition, currently under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the Fund's total assets, less all liabilities and indebtedness not represented by senior securities (determined after deducting the amount of such dividend or distribution), are at least 200% of such liquidation value. Currently under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing or issuance of securities representing indebtedness the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets). Additionally, currently under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

         Currently under the 1940 Act, the Fund is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors' qualifying shares. Currently, under interpretative positions of the SEC, the Fund may not have on loan at any given time securities representing more than one-third of its total assets.

         Currently under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

         Currently, the Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry.

         Currently under the 1940 Act, a "diversified company" means a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and not more than 10% of the outstanding voting securities of such issuer.

         Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the Prospectus. As described in the prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition, to comply with federal income tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited by both an income and an asset test. See "U.S. Federal Income Tax Matters."

         As a non-fundamental policy, the Fund may not issue preferred shares, borrow money or issue debt securities in an aggregate amount exceeding 38% of the Fund's total assets.

                             MANAGEMENT OF THE FUND



TRUSTEES AND OFFICERS

         The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their age, positions held with the Fund, term of office and length of service and principal occupations during the past five years. Asterisks indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act, and they are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of other investment companies (14 U.S. registered investment portfolios) for which Calamos serves as investment adviser (collectively, the "Calamos Funds"). The address for all independent and Interested Trustees and all officers of the Fund is 2020 Calamos Court, Naperville, Illinois 60563.

                                                                        PRINCIPAL OCCUPATION DURING
  NAME AND AGE AT             POSITIONS HELD   TERM OF OFFICE AND        PAST FIVE YEARS AND OTHER
  JANUARY 31, 2006            WITH THE FUND    LENGTH OF SERVICE     DIRECTORSHIPS HELD BY THE TRUSTEE
----------------------      ----------------- -------------------   -------------------------------------
INTERESTED TRUSTEES:


*John P. Calamos (65)        Trustee and      Trustee since March   President and CEO, Calamos Asset
                             President        2003.  Term expires   Management, Inc., Calamos Holdings,
                                              in 2008.              LLC, Calamos Advisors LLC and its
                                                                    predecessor, and Calamos Financial
                                                                    Services LLC and its predecessor;
                                                                    Director, Calamos Asset Management,
                                                                    Inc.

*Nick P. Calamos (44)        Trustee and Vice Trustee since March   Senior Executive Vice President,
                             President        2003.  Term expires   Calamos Asset Management, Inc.,
                                              in 2007.              Calamos Holdings LLC, Calamos
                                                                    Advisors LLC and its predecessor, and
                                                                    Calamos Financial Services LLC and
                                                                    its predecessor, Director, Calamos
                                                                    Asset Management, Inc.

**Weston W. Marsh (55)       Trustee          Trustee since March   Of Counsel, Freeborn & Peters (law
                                              2003.  Term expires   firm).
                                              in 2008.

                                                                       PRINCIPAL OCCUPATION DURING
  NAME AND AGE AT             POSITIONS HELD   TERM OF OFFICE AND        PAST FIVE YEARS AND OTHER
  JANUARY 31, 2006            WITH THE FUND    LENGTH OF SERVICE     DIRECTORSHIPS HELD BY THE TRUSTEE
----------------------      ----------------- -------------------   -------------------------------------
INDEPENDENT TRUSTEES:

Joe F. Hanauer (68)          Trustee          Trustee since March   Private investor; Director, MAF
                                              2003.  Term expires   Bancorp (banking); Chairman and
                                              in 2009.              Director, Homestore.com, Inc.
                                                                    (Internet provider of real estate
                                                                    information and products); Director,
                                                                    Combined Investments, L.P.
                                                                    (investment management).

John E. Neal (55)            Trustee          Trustee since March   Private investor; Managing Director,
                                              2003.  Term expires   Bank One Capital Markets, Inc.
                                              in 2009.              (investment banking) (2000-2004);
                                                                    Executive Vice President and Head of
                                                                    Real Estate Department, Bank One
                                                                    (1998-2000); Director, the Brickman
                                                                    Group, Ltd. (landscaping company).

William R. Rybak (55)        Trustee          Trustee since March   Private investor; formerly Executive
                                              2003.  Term expires   Vice President and CFO, Van Kampen
                                              in 2008.              Investments, Inc. (investment
                                                                    manager); Director, Howe Barnes
                                                                    Investments (investment services
                                                                    firm); Director, PrivateBancorp, Inc.
                                                                    (bank holding company).

Stephen B. Timbers (61)      Lead Independent Trustee since         Private investor; formerly Vice
                             Trustee          2004.  Term expires   Chairman, Northern Trust Corporation
                                              in 2007.              (bank holding company); President and
                                                                    Chief Executive Officer, Northern
                                                                    Trust Investments, N.A. (investment
                                                                    manager) formerly President, Northern
                                                                    Trust Global Investments, a division
                                                                    of Northern Trust Corporation and
                                                                    Executive Vice President, The
                                                                    Northern Trust Corporation.

David D. Tripple (61)        Trustee          Trustee since         Private investor; Trustee, Century
                                              January 1, 2006.      Shares Trust and Century Small Cap
                                              Term expires in       Select Fund***; Chief Executive
                                              2009.                 Officer and Trustee of all U.S.
                                                                    Pioneer mutual funds (2000-2001),
                                                                    Pioneer Investment Management, a
                                                                    subsidiary of UniCredito Italiano
                                                                    (investment adviser); prior
                                                                    thereto, The Pioneer Group, Inc.
                                                                    (asset management).
FUND OFFICERS:

Nimish Bhatt (42)            Treasurer        Since 2004.           Senior Vice President and Director of
                                              Serves at             Operations, Calamos Asset Management,
                                              the discretion        Inc., Calamos Holdings LLC, Calamos
                                              of the Board.         Advisors LLC and its predecessor, and
                                                                    Calamos Financial Services LLC and its
                                                                    predecessor (since 2004); Senior Vice
                                                                    President, Alternative Investments and
                                                                    Tax Services, BISYS (financial services
                                                                    firm)(1996-2004).

                                                                        PRINCIPAL OCCUPATION DURING
   NAME AND AGE AT            POSITIONS HELD   TERM OF OFFICE AND        PAST FIVE YEARS AND OTHER
    _____ __, 2006            WITH THE FUND    LENGTH OF SERVICE     DIRECTORSHIPS HELD BY THE TRUSTEE
----------------------      ----------------- -------------------   -------------------------------------
Patrick H. Dudasik (50)      Vice President   Since March 2003.     Executive Vice President, Chief
                                              Serves at the         Financial Officer and Treasurer of
                                              discretion of the     Calamos Asset Management, Inc.,
                                              Board.                Calamos Holdings LLC, Calamos
                                                                    Advisors LLC and its predecessor,
                                                                    and Calamos Financial Services LLC
                                                                    and its predecessor.

James S. Hamman, Jr. (36)    Secretary        Since March 2003.     Executive Vice President, Secretary
                                              Serves at the         and General Counsel, Calamos Asset
                                              discretion of the     Management, Inc., Calamos Holdings
                                              Board                 LLC, Calamos Advisors LLC and its
                                                                    predecessor, and Calamos Financial
                                                                    Services LLC and its predecessor.
                                                                    Chief Compliance Officer (2004-2005).

Mark Mickey (54)             Chief Compliance Since June 2005.      Chief Compliance Officer, Calamos
                             Officer          Serves at the         Advisors LLC (since 2005); Director
                                              discretion of the     of Risk Assessment and Internal
                                              board.                Audit, Calamos Advisors LLC
                                                                    (2003-2005); President, Mark
                                                                    Mickey Consulting (2002-2003);
                                                                    Executive Vice President and
                                                                    Head of Compliance, ABN AMRO,
                                                                    prior thereto.

------------------
* John P. Calamos and Nick P. Calamos are trustees who are "interested persons" of the Fund as defined in the Investment Company Act of 1940 because of their position with Calamos.
** Mr. Marsh is a partner at a law firm that has performed work for a number of underwriters and may be deemed to be an interested person in accordance with Section 2(a)(19) of the 1940 Act. In addition, Mr. Marsh's law firm has performed work for John P. Calamos, the chief executive and a controlling person of Calamos (such work was not with respect to 1940 Act or Investment Advisers Act of 1940 matters). Upon the advice of counsel to the Fund, the Fund does not believe that Mr. Marsh is an "interested person" of Calamos.
***     Overseeing two portfolios in fund complex.

         The Fund's Board of Trustees consists of eight members. The Fund's Trustees are divided into three classes. Each class of Trustees will hold office for a three year term. Each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

         COMMITTEES OF THE BOARD OF TRUSTEES. The Funds Board of Trustees currently has four standing committees. The committees are described below and the members of each committee constitute the entire committee.

         Executive Committee. Messrs. John Calamos, Nick Calamos and Stephen Timbers are members of the Executive Committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the Board, with certain exceptions. Both John Calamos and Nick Calamos are Interested Trustees of the Fund.

         Audit Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on the Audit Committee. The Audit Committee operates under a written charter adopted and approved by the Board. The Audit Committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors' performance, reviews the results of the Fund's audit, determines whether to recommend to the Board that the Fund's audited financial statements be included in the Fund's annual report and responds to other matters deemed appropriate by the Board of Trustees. All members of the Audit Committee are Independent Trustees of the Fund.

         Governance Committee. Messrs. Hanauer, Marsh, Neal, Rybak, Timbers and Tripple serve on the Governance Committee. The Governance Committee operates under a written charter adopted and approved by the Board. The Governance Committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for mutual fund boards. The Governance Committee also functions as a nominating committee by making recommendations to the Board of Trustees regarding candidates for election as non-interested Trustees. In making such recommendations, the Governance Committee considers a number of factors, including a candidate's background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the written charter. Any prospective candidate is interviewed by the Trustees, and references are checked. The Governance Committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the Governance Committee for its consideration.

         A shareholder of the Fund who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Fund's Secretary, at the address of the Fund's principal executive offices. The shareholder recommendation must include:

         - the number and class of Fund shares owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

         - a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

         - information as to whether the candidate is, has been or may be an "interested person" (as such term is defined in the 1940
                  Act) of the Fund, Calamos or any of its affiliates, and, if believed not to be or have been an "interested person," information regarding the candidate that will be sufficient for the committee to make such determination;

         - the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Fund, if elected;

         - a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

         - the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and

         - such other information that would be helpful to the Governance Committee in evaluating the candidate.

         Unless otherwise specified by the Governance Committee's chairman or by legal counsel to the non-interested trustees, the Fund's Secretary will promptly forward all shareholder recommendations to the Governance Committee's chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the Governance Committee for the consideration of trustee candidates nominated by shareholders.

         Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the Governance Committee are not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation the Governance Committee may dispose of the shareholder recommendation.

         Dividend Committee. Messrs. John Calamos and Nick Calamos serve on the Dividend Committee, which has the authority to declare dividends, capital gains distributions and return of capital distributions on behalf of the Fund. Both John Calamos and Nick Calamos are Interested Trustees of the Fund.

         In addition to the above committees, there is a pricing committee comprised of officers of the Fund and employees of Calamos.

         During the fiscal year ended October 31, 2005, the Fund's Board of Trustees held five meetings, the Executive Committee held no meetings, the Audit Committee held four meetings, the Governance Committee held three meetings and the Dividend Committee held no meetings. All of the Trustees and committee members then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees held during the fiscal year, except for Nick Calamos, who attended 60% of the meetings held by the Board of Trustees.

         The Fund's Agreement and Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any claim in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

         The Fund pays no salaries or compensation to any of its officers or to the Trustees who are affiliated persons of Calamos. Although they are compensated, the Independent Trustees do not receive any pension or retirement benefits from the Fund. The following table sets forth the total compensation paid to each Trustee (including any amounts deferred, as described below) by the Fund and the Calamos Funds as a group. Total compensation from the Calamos Funds as a group is for the calendar year ended December 31, 2005.

                                          AGGREGATE                 TOTAL COMPENSATION
                                        COMPENSATION                  FROM CALAMOS
        NAME                           FROM THE TRUST+                FUND COMPLEX+*
----------------------------        ----------------------       -----------------------
John P. Calamos                          $       0                    $        0
Nick P. Calamos                                  0                             0
Joe F. Hanauer                               5,801                        86,000
Weston W. Marsh                              5,801                        86,000
John E. Neal                                 6,223                        93,500
William R. Rybak                             6,128                        91,625
Steve B. Timbers                             7,123                       111,000
David D. Tripple**                               0                             0

------------------
+ Includes fees that may have been deferred during the year pursuant to a deferred compensation plan with Calamos Investment Trust. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Calamos Funds selected by the trustee. As of December 31, 2005, the value of Mr. Neal's deferred compensation accounts was $270,168 and the value of Mr. Marsh's deferred compensation accounts was $124,070.

*       Consisting of 14 portfolios.
**      Appointed trustee in January 2006.

         The compensation paid to the Independent Trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $50,000. In addition, the lead Independent Trustee receives a supplemental annual retainer of $40,000, the chair of the Audit Committee receives a supplemental annual retainer of $15,000 and the chair of any other committee receives a supplemental annual retainer of $7,500. Independent Trustees receive a meeting attendance fee of $6,000 for any board meeting attended in person and $3,000 for any board meeting attended by telephone. In addition, Independent Trustees receive $3,000 for any committee meeting attended (even if by telephone).

         Compensation is paid only to Trustees who are not affiliated with Calamos or Calamos Asset Management, Inc. and is allocated among the portfolios of the Calamos Funds in accordance with a procedure determined from time to time by the Board.

         The Fund has adopted a deferred compensation plan (the "Plan"). Under the Plan, a Trustee who is not an "interested person" of Calamos and who has elected to participate in the Plan ("participating Trustees") may defer receipt of all or a portion of his compensation from the Fund in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating Trustee is credited to the Trustee's deferral account as of the business day such compensation would have been paid to the Trustee. The value of a Trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the portfolios of Calamos Investment Trust as designated by the Trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the Trustee may elect to receive payments under the Plan in a lump sum or in equal installments over a period of five years. If a participating Trustee dies, any amount payable under the Plan will be paid to the Trustee's beneficiaries.

OWNERSHIP OF SHARES OF THE FUND AND OTHER CALAMOS FUNDS

         The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the Calamos Funds in the aggregate. The value of shares of the Calamos Funds is determined on the basis of the net asset value of the class of shares held as of February 1, 2006. The value of the shares held are stated in ranges in accordance with the requirements of the Securities and Exchange Commission

(the "Commission"). The table reflects the Trustee's beneficial ownership of shares of the Calamos Funds. Beneficial ownership is determined in accordance with the rules of the Commission.

                                                               AGGREGATE DOLLAR RANGE
                                                                OF EQUITY SECURITIES
                                                                  IN ALL REGISTERED
                                  DOLLAR RANGE OF EQUITY        INVESTMENT COMPANIES
       NAME OF TRUSTEE            SECURITIES IN THE FUND        IN THE CALAMOS FUNDS
---------------------------     --------------------------    ------------------------
INTERESTED TRUSTEES:
John P. Calamos............         $50,001 - $100,000             Over $100,000
Nick P. Calamos............                None                    Over $100,000
Weston W. Marsh............         $50,001 - $100,000             Over $100,000
NON-INTERESTED TRUSTEES:
Joe F. Hanauer.............                None                    Over $100,000
John E. Neal...............                None                    Over $100,000
William Rybak..............         $10,001 - $50,000              Over $100,000
Stephen B. Timbers.........           Over $100,000                Over $100,000
David D. Tripple...........         $10,001 - $50,000              Over $100,000

CODE OF ETHICS

         The Fund and Calamos have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, directors/Trustees and designated employees of Calamos and Calamos Financial Services, LLC ("CFS"). Employees of Calamos and CFS are permitted to make personal securities transactions, including transactions in securities that the Fund may purchase, sell or hold, subject to requirements and restrictions set forth in the code of ethics of Calamos and CFS. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos and CFS employees and the interests of investment advisory clients such as the Fund. Among other things, the code of ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

         The Fund's code of ethics can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The Fund's code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

         The Fund has delegated proxy voting responsibilities to Calamos, subject to the Board of Trustees' general oversight. The Fund expects Calamos to vote proxies related to the Fund's portfolio securities for which the Fund has voting authority consistent with the Fund's best economic interests. Calamos has adopted its own Proxy Voting Policies and Procedures ("Policies"). The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the adviser and its affiliates.

         The following is a summary of the Policies used by Calamos in voting proxies.

         To assist it in voting proxies, Calamos has established a Committee comprised of members of its Portfolio Management and Research Departments. The Committee and/or its members will vote proxies using the following guidelines.

         In general, if Calamos believes that a company's management and board have interests sufficiently aligned with the Fund's interest, Calamos will vote in favor of proposals recommended by a company's board. More specifically, Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

         Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-take over measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos will vote on a case-by-case basis on proposals presenting these transactions.

         Finally, Calamos has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Fund. These procedures provide that the Committee, along with Calamos' Legal and Compliance Departments, will examine conflicts of interests with the Fund of which Calamos is aware and seek to resolve such conflicts in the best interests of the Fund, irrespective of any such conflict. If a member of the Committee has a personal conflict of interest, that member will refrain from voting and the remainder of the Committee will determine how to vote the proxy solely on the investment merits of any proposal. The Committee will then memorialize the conflict and the procedures used to address the conflict.

         The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund's proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC's website at www.sec.gov and (2) without charge, upon request, by calling 800-582-6959.

         You may obtain a copy of Calamos' Policies by calling (800) 582-6959, by visiting the Fund's website at www.calamos.com, by writing Calamos at:
Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Commission's website at www.sec.gov.

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

         Subject to the overall authority of the board of trustees, Calamos provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs and supervises the business and affairs of the Fund and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (i) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (ii) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations;
(iii) assisting in the preparation and making of filings with the Commission and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, amendments to the Fund's registration statement on Form N-2 and semi-annual reports on Form N-SAR; (iv) overseeing the tabulation of proxies by the Fund's transfer agent; (v) assisting in the preparation and filing of the Fund's federal, state and local tax returns; (vi) assisting in the preparation and filing of the Fund's federal excise tax return pursuant to Section 4982 of the Code; (vii) providing assistance with investor and public relations matters; (viii) monitoring the valuation of portfolio securities and the calculation of net asset value; (ix) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (x) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; (xi) assisting in establishing the accounting policies of the Fund; (xii) assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith;
(xiii) reviewing the Fund's bills; (xiv) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (xv) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trustees.

         Under the investment management agreement, the Fund pays to Calamos a fee based on the average weekly managed assets that is computed weekly and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 0.80% of managed assets. Because the fees paid to Calamos are determined on the basis of the Fund's managed assets, Calamos' interest in determining whether to leverage the Fund may differ from the interests of the Fund and its common shareholders.

         Calamos has contractually agreed to waive a portion of its management fee at the annual rate, and for the time periods, set forth below:

                              FEE WAIVED (AS A                                 FEE WAIVED (AS A
                               PERCENTAGE OF                                    PERCENTAGE OF
                              AVERAGE WEEKLY                                    AVERAGE WEEKLY
  PERIOD ENDING MAY 31        MANAGED ASSETS)      PERIOD ENDING MAY 31         MANAGED ASSETS)
----------------------      --------------------   ---------------------     --------------------
         2006(1)                     0.10%                  2009                      0.07%
          2007                       0.10%                  2010                      0.05%
          2008                       0.10%                  2011                      0.03%

------------------
(1) The annual rate of the management fee waived for the periods ending May 31, 2003, 2004 and 2005 was 0.10%.

         Calamos has not agreed to waive any portion of its management fees beyond May 31, 2011.

         Under the terms of its investment management agreement with the Fund, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including the Manager's overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund's custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders' and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange.

         The renewal of the investment management agreement was last approved on June 30, 2005. A discussion regarding the basis of the Board's decision to approve the renewal of the investment management agreement is available in the Fund's Annual Report to shareholders for the twelve-month period ended October 31, 2005. Unless earlier terminated as described below, the investment management agreement will remain in effect until August 1, 2006. The investment management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or Calamos upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

PORTFOLIO MANAGERS

         John P. Calamos and Nick P. Calamos share responsibility for managing the Fund's portfolio. The portfolio managers are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.

         The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

                 NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------------------------------------------
  PORTFOLIO                REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
   MANAGER                        COMPANIES                       VEHICLES                    OTHER ACCOUNTS
---------------          ---------------------------    ---------------------------   ------------------------------
                         ACCOUNTS        ASSETS         ACCOUNTS       ASSETS         ACCOUNTS           ASSETS
                         --------     --------------    --------     -----------      --------        --------------
John P. Calamos             18        30,531,621,967       3         145,711,009       25,917         10,632,214,331
Nick P. Calamos             18        30,531,621,967       3         145,711,009       25,917         10,632,214,331


            NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE BASED AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------------------------------------------
  PORTFOLIO                REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
   MANAGER                        COMPANIES                       VEHICLES                    OTHER ACCOUNTS
---------------          ---------------------------    ---------------------------   ------------------------------
                         ACCOUNTS        ASSETS         ACCOUNTS       ASSETS         ACCOUNTS           ASSETS
                         --------     --------------    --------     -----------      --------        --------------
John P. Calamos              1          122,169,844        2          86,355,635          1             8,101,609
Nick P. Calamos              1          122,169,844        2          86,355,635          1             8,101,609

         The Fund's portfolio managers are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

         Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

         The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client's account.

         The portfolio managers have each entered into employment agreements that provide for compensation in the form of a minimum annual base salary and a maximum discretionary target bonus. The amounts paid to portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The discretionary target bonus is set at a percentage of base salary, ranging from 300% to 600% of base salary, with a maximum annual bonus opportunity of at least 150% of the target bonus. Portfolio performance, as measured by risk-adjusted portfolio performance over a rolling three-year period, is utilized to determine the discretionary target bonus. Also, due to the portfolio managers' ownership and executive management positions with Calamos and its parent companies, additional multiple corporate objectives are utilized to determine the discretionary target bonus. For 2005, the additional corporate objectives were advisory fee revenue, measured by growth in revenues compared to industry percentages; marketing effectiveness, as measured by growth in assets under management relative to industry percentages; operating efficiencies, as measured by operating margin relative to industry levels; and stock price performance.

         The portfolio managers are also eligible to receive annual equity awards under a long term incentive compensation program. The target annual equity awards are set at a percentage of base salary, ranging from 225% to 300%.

         At October 31, 2005, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

                                                             FUND
                                                             ----

                           John P. Calamos             $50,000 - $100,000
                           Nick P. Calamos             $0

FUND ACCOUNTANT

         Under the arrangements with State Street Bank and Trust Company ("State Street") to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Fund and such other funds advised by Calamos that may be part of those arrangements (the Fund and such other funds are collectively referred to as the "Calamos Funds"). For the services rendered to the Calamos Funds, State Street receives fees based on the combined managed assets of the Calamos Funds ("Combined Assets"). State Street receives a fee at the annual rate of .009% for the first $5.0 billion of Combined Assets, .0075% for the next $5.0 billion of Combined Assets, .005% for the next $5.0 billion of Combined Assets and .0035% for the Combined Assets in excess of $15.0 billion. Each fund of the Calamos Funds pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of each fund.

         Calamos will provide the following financial accounting services to Calamos Funds, rather than State Street: management of expenses and expense payment processing; monitor the calculation of expense accrual amounts for any fund and make any necessary modifications; coordinate any expense reimbursement calculations and payment; calculate yields on the funds in accordance with rules and regulations of the Commission; calculate net investment income dividends and capital gains distributions; calculate, track and report tax adjustments on all assets of each fund, including but not limited to contingent debt and preferred trust obligations; prepare excise tax and fiscal year distributions schedules; prepare tax information required for financial statement footnotes; prepare state and federal income tax returns; prepare specialized calculations of amortization on convertible securities; prepare year-end dividend disclosure information; calculate trustee deferred compensation plan accruals and valuations; and prepare Form 1099 information statements for Board members and service providers. For providing those financial accounting services, Calamos will receive a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of the average daily net assets of the Calamos Funds; 0.0150% on the next $1 billion of the average daily net assets of the Calamos Funds; and 0.0110% on the average daily net assets of the Calamos Funds above $2 billion ("financial accounting service fee"). Each fund of the Calamos Funds will pay its pro-rata share of the financial accounting service fee payable to Calamos based on relative managed assets of each fund.

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         In executing portfolio transactions, Calamos uses its best efforts to obtain for the Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         In allocating the Fund's portfolio brokerage transactions to unaffiliated broker-dealers, Calamos may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although Calamos believes these services have substantial value, they are considered supplemental to Calamos' own efforts in the performance of its duties under the management agreement. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), Calamos may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by Calamos to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos may indirectly benefit from the provision of these services to Calamos, and the Fund may indirectly benefit from services provided to Calamos as a result of transactions for other clients.

         In certain cases, Calamos may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Calamos makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos through brokerage commissions generated by transactions of its clients, including the Fund. Calamos pays the provider in cash for the non-research portion of its use of these products or services.

                           REPURCHASE OF COMMON SHARES

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is not currently anticipated that the Board of Trustees would authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the
Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its common shares will decrease the Fund's total managed assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                         U.S. FEDERAL INCOME TAX MATTERS

         The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively and could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE FUND TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES AS WELL AS THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

         The Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") so that it will not pay U.S. federal income tax on income and capital gains timely distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (collectively, the "90% income test"). For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations (e.g., certain partnerships) for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income. In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the "asset test") so that, at the end of each quarter of its taxable year (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

         If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (i.e., the excess of net long-term capital gains over net short-term capital losses), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually, all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains for any calendar year if it fails to meet certain distribution requirements with respect to such calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to this excise tax.

         If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which would be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and non-corporate shareholders of the Fund generally would be able to treat such distributions as "qualified dividend income" under Section 1(h)(11) of the Code as discussed below.

         Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Automatic Dividend Reinvestment Plan (the "Plan"). For U.S. federal income tax purposes, all dividends are generally taxable regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, except as provided below are generally taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Under Section 1(h)(11) of the Code, for taxable years beginning on or before December 31, 2010, qualified dividend income, if any, received by non-corporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. "Qualified dividend income" generally includes dividends from certain domestic corporations and dividends from "qualified foreign corporations," although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. For these purposes, a "qualified foreign corporation" is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders to the extent of the aggregate dividends received by the Fund. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The same provisions, including the holding period requirements, apply to each shareholder's investment in the Fund. For taxable years beginning after December 31, 2010, "qualified dividend income" will no longer be taxed at the rates applicable to long-term capital gains, but rather will be taxed at ordinary income tax rates, which can reach a maximum rate of 35%, unless Congress enacts legislation providing otherwise. Distributions of net capital gain, if any, are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.

         Certain distributions by the Fund, if any, may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (other than REITs).

         If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

         If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the tax deemed paid by the shareholders.

         Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

         If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would also require the foreign corporation to provide the Fund with certain information necessary for such treatment, which such foreign corporation may or may not provide. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

         The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

         If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund's ability to make distributions on its common shares until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund's qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

         If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         At the time of an investor's purchase of the Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to federal income tax. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale or exchange for tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder's adjusted tax basis in the shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Fund's shares will be treated as short-term capital gain or loss. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Long-term capital gain rates applicable to noncorporate shareholders have been reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010. For taxable years beginning after December 31, 2010, the maximum noncorporate tax rate on long term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. The ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of shares may be disallowed under the "wash sale" rules in the event a shareholder acquires substantially identical shares (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

         From time to time the Fund may repurchase its shares. Shareholders who tender all shares held, and those considered to be held (through attribution), by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares (including those considered held through attribution), such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of shares, the Fund will be required to make additional distributions to its shareholders.

         The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. In addition, certain Fund investments may produce income that will not qualify as good income for the 90% income test. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

         The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common shares and preferred shares are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class' proportionate shares of such income. Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, "qualified dividend income," ordinary income and net capital gain in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends made to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Fund's current or accumulated earnings and profits, the Fund's earnings and profits will be allocated first to the Fund's preferred shares, if any, and then to the Fund's common shares. In such a case, since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

         The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

         The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not be able to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

         Federal law requires that the Fund withhold, as "backup withholding," 28% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund's shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on a separate IRS Form W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the shareholder's U.S. federal income tax liability if the appropriate information (such as the filing the appropriate federal income tax return) is provided to the IRS.

         Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a shareholder who is a C corporation, such shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

         The description of certain U.S. federal income tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates). Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund provided a valid and effective IRS Form W-8BEN is on file with the Fund. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS ON THESE MATTERS AND ON ANY SPECIFIC QUESTION OF U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS BEFORE MAKING AN INVESTMENT IN THE FUND.

         CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

         The Fund's securities and cash are held under a custodian agreement with The Bank of New York, One Wall Street, New York, New York 10286. The transfer agent, dividend paying agent and registrar for the Fund's common shares and the Preferred Shares is also The Bank of New York. In addition, The Bank of New York is the auction agent with respect to the Preferred Shares.

                                     EXPERTS

         The financial statements of the Fund as of October 31, 2005 and for the year then ended appearing in this statement of additional information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Convertible and High Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible and High Income Fund (the "Fund") as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period from May 28, 2003 (commencement of operations) through October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the Fund's custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the two years then ended and for the period from May 28, 2003 (commencement of operations) through October 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ [DELOITTE & TOUCHE LLP]

Chicago, Illinois
December 16, 2005

Statement of Assets and Liabilities

OCTOBER 31, 2005
----------------
ASSETS
Investments, at value* (cost $1,464,576,748)                                                                      $ 1,502,794,171
Cash with custodian (interest bearing)                                                                                  2,296,461
Restricted cash for open options (interest bearing)                                                                       150,000
Foreign currency (cost $116,156)                                                                                          116,156
Unrealized appreciation on interest rate swaps                                                                         10,410,916
Receivable for investments sold                                                                                           827,861
Accrued interest and dividends receivable                                                                              24,433,973
Prepaid expenses                                                                                                           54,212
Other assets                                                                                                               17,589
                                                                                                                  ---------------
         Total assets                                                                                               1,541,101,339
                                                                                                                  ---------------
LIABILITIES
Payable upon return of securities loaned                                                                              165,899,284
Payable for investments purchased                                                                                       3,140,959
Payable to investment advisor                                                                                             819,136
Payable to financial accountant                                                                                            13,323
Payable for deferred compensation to Trustees                                                                              17,589
Other accounts payable and accrued liabilities                                                                            229,545
                                                                                                                  ---------------
         Total liabilities                                                                                            170,119,836
                                                                                                                  ---------------
PREFERRED SHARES
$25,000 liquidation value per share applicable to 17,200 shares, including dividends payable                          430,245,811
                                                                                                                  ---------------
         NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                                 940,735,692
                                                                                                                  ===============

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

Common stock, no par value, unlimited shares authorized 61,867,557 shares issued and outstanding                  $   881,846,465
Undistributed net investment income (loss)                                                                               (362,062)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps             10,631,219
Net unrealized appreciation (depreciation) on investments, foreign currency translation and interest rate swaps        48,620,070
                                                                                                                  ---------------
         NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                             $   940,735,692
                                                                                                                  ===============
Net asset value per common share based on 61,867,557 shares issued and outstanding                                $         15.21
                                                                                                                  ===============

*     Includes $162,482,912 of securities loaned, at value.


                 See accompanying Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2005
---------------------------
INVESTMENT INCOME
Interest                                                                                                          $    88,147,478
Dividends (net of foreign taxes withheld of $23,452)                                                                   14,317,767
Securities lending income                                                                                                 899,612
                                                                                                                  ---------------
         Total investment income                                                                                      103,364,857
                                                                                                                  ---------------

EXPENSES
Investment advisory fees                                                                                               11,105,961
Financial accounting fees                                                                                                 159,554
Auction agent and rating agency fees                                                                                    1,121,377
Printing and mailing fees                                                                                                 212,749
Accounting fees                                                                                                           197,696
Audit and legal fees                                                                                                      138,005
Custodian fees                                                                                                             81,413
Registration fees                                                                                                          61,722
Transfer agent fees                                                                                                        36,355
Trustees' fees                                                                                                             33,460
Other                                                                                                                      71,914
                                                                                                                  ---------------
         Total expenses                                                                                                13,220,206
         Less investment advisory fees waived                                                                          (1,388,245)
                                                                                                                  ---------------
         Net expenses                                                                                                  11,831,961
                                                                                                                  ---------------
         NET INVESTMENT INCOME (LOSS)                                                                                  91,532,896
                                                                                                                  ===============

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, FOREIGN CURRENCY AND INTEREST RATE SWAPS

NET REALIZED GAIN (LOSS) FROM:
      Investments                                                                                                      29,946,434
      Foreign currency transactions                                                                                        (2,736)
      Interest rate swaps                                                                                              (1,349,993)

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
      Investments                                                                                                     (45,960,353)
      Foreign currency translation                                                                                        (58,261)
      Interest rate swaps                                                                                              11,890,450
                                                                                                                  ---------------
         NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, FOREIGN CURRENCY AND INTEREST RATE SWAPS            (5,534,459)
                                                                                                                  ===============
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                               85,998,437
                                                                                                                  ===============

DIVIDENDS TO PREFERRED SHAREHOLDERS FROM
Net investment income                                                                                                 (12,501,709)
                                                                                                                  ---------------
         NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS        $    73,496,728
                                                                                                                  ===============


                 See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

                                                                                                           Year Ended October 31,
                                                                                                            2005           2004
                                                                                                       -------------   ------------
OPERATIONS

Net investment income (loss)                                                                           $  91,532,896   $ 96,162,030
Net realized gain (loss) from investments, foreign currency transactions and interest rate swaps          28,593,705     (8,534,111)
Change in net unrealized appreciation/depreciation on investments, foreign currency
translation and interest rate swaps                                                                      (34,128,164)    47,353,283
Dividends to preferred shareholders from
  Net investment income                                                                                  (12,501,709)    (6,021,235)
                                                                                                       -------------   ------------
Net increase (decrease) in net assets applicable to common shareholders resulting from operations         73,496,728    128,959,967
                                                                                                       -------------   ------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income                                                                                    (82,338,867)   (88,670,835)
Capital gains                                                                                             (7,532,898)            --
                                                                                                       -------------   ------------
Net decrease in net assets from distributions to common shareholders                                     (89,871,765)   (88,670,835)

CAPITAL STOCK TRANSACTIONS
Reinvestment of dividends resulting in the issuance of common stock                                       12,074,203     13,595,460
Net increase (decrease) in net assets from capital stock transactions                                     12,074,203     13,595,460
                                                                                                       -------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                 (4,300,834)    53,884,592
                                                                                                       -------------   ------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period                                                                                      945,036,526    891,151,934
                                                                                                       -------------   ------------
End of period                                                                                          $ 940,735,692   $945,036,526
                                                                                                       =============   ============
Undistributed net investment income (loss)                                                             $    (362,062)  $    129,801


                 See accompanying Notes to Financial Statements.

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. CALAMOS Convertible and High Income Fund (the "Fund") was organized as a Delaware statutory trust on March 12, 2003 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Fund commenced operations on May 28, 2003.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible and non-convertible income securities. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

PORTFOLIO VALUATION. In computing the Fund's net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price ("NOCP"), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty's price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of the fair value of the security, the security is priced at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Funds' may also use fair value pricing if the value of a security it holds is, pursuant to Board of Trustees' guidelines, materially affected by events occurring before the Funds' pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds' net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

                                                   Notes to Financial Statements

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Short-term investment transactions are recorded on a trade date basis. Long-term investment transactions are recorded on a trade date plus one basis, except for fiscal quarter ends, which are recorded on trade date. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.

FOREIGN CURRENCY TRANSLATION. Except for securities of foreign issuers valued by a pricing service, values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate selected by the advisor from rates quoted by any major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, foreign currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency appreciation and depreciation arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

OPTION TRANSACTIONS. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of purchased call options is increased by premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

USE OF ESTIMATES. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

INCOME TAXES. No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders substantially all of its taxable income and gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature,

Notes to Financial Statements

such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting fixed income securities. Financial records are not adjusted for temporary differences.

Effective June 1, 2005, the Fund adopted a level rate monthly distribution to common shareholders, which may be modified by the Board of Trustees from time to time. Monthly distributions may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, distributions may include net realized long-term capital gains to the extent permitted by the 1940 Act.

In order to make these monthly distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Also, for purposes of maintaining level rate distributions the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of level rate distributions may increase transaction and tax costs associated with the Fund.

INDEMNIFICATIONS. Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 2 - INVESTMENT ADVISOR TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER
PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC
("Calamos Advisors"), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Calamos Advisors has contractually agreed to waive a portion of its management fee at the annual rate of 0.10% of the average weekly managed assets of the Fund for the first five full years of the Fund's operation (through May 31, 2008) and to waive a declining amount for an additional three years (0.07% of the average weekly managed assets in 2009, 0.05% in 2010, and 0.03% in 2011).

Calamos Advisors receives a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets; and 0.0110% on combined assets above $2 billion for financial accounting services (for purposes of this calculation "combined assets" means the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund and Calamos Global Total Return Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking, and reporting tax adjustments on all assets and liabilities and monitoring trustee deferred compensation plan accruals and valuations. The Fund will pay its pro rata share of the financial accounting service fee payable to Calamos Advisors based on the Fund's relative portion of combined assets.

Effective August 1, 2005, the Fund began reimbursing the advisor for a portion of the compensation paid to the Chief Compliance Officer of the Fund. This compensation is reported as part of "Other" expenses on the Statement of Operations.

Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC ("CFS") and Calamos Advisors. All officers and affiliated trustees serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an interested person" (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is

                                                   Notes to Financial Statements

credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of a participating trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the Funds of the Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. Deferred compensation investments of $17,589 are included in "Other assets" on the Statement of Assets and Liabilities at October 31, 2005. The Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included in "Payable for deferred compensation to Trustees" on the Statement of Assets and Liabilities at October 31, 2005.

NOTE 3 - INVESTMENTS

Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 2005 were as follows:

Purchases                       $ 740,606,407
Proceeds from sales               738,298,905

The following information is presented on an income tax basis as of October 31, 2005. Differences between amounts for financial statements and Federal income tax purposes are primarily due to timing differences.

The cost basis of investments for federal income tax purposes at October 31, 2005 was as follows:

Cost basis of investments                                      $  1,470,205,976
                                                               ----------------
Gross unrealized appreciation                                        63,500,010

Gross unrealized depreciation                                       (30,911,815)
                                                               ----------------
Net unrealized appreciation (depreciation)                     $     32,588,195
                                                               ================

NOTE 4 - INCOME TAXES

For the year ended October 31, 2005, the Fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

Paid-in capital                                                                                 $       4,837
Undistributed net investment income (loss)                                                          2,815,817
Accumulated net realized gain (loss) on investments, foreign
 currency transactions and interest rate swaps                                                     (2,820,654)

As of October 31, 2005, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                                                                   $  11,346,482
Undistributed capital gains                                                                         4,913,401
                                                                                                -------------
 Total undistributed earnings                                                                      16,259,883
Accumulated capital and other losses                                                                       --
Unrealized gains/(losses)                                                                          42,945,702
                                                                                                -------------

 Total accumulated earnings/(losses)                                                               59,205,585
Other                                                                                                (316,358)
Paid-in capital                                                                                   881,846,465
                                                                                                -------------
Net assets applicable to common shareholders                                                    $ 940,735,692
                                                                                                -------------

Notes to Financial Statements

Distributions during the fiscal years ended October 31, 2005 and October 31, 2004 were characterized for income tax purposes as follows:

                                                                                       2005            2004
                                                                                   -------------   -------------
DISTRIBUTIONS PAID FROM:
Ordinary income                                                                    $  94,726,155   $  94,560,679
Long-Term capital gain                                                                 7,532,898              --

For the tax year ended October 31, 2005, the Fund utilized capital losses of $5,148,747. As of October 31, 2005, the Fund had no capital loss carryforwards.

NOTE 5 - COMMON STOCK

There are unlimited common shares of beneficial interest authorized and 61,867,557 shares outstanding at October 31, 2005. Calamos Advisors owned 16,644 of the outstanding shares at October 31, 2005. Transactions in common shares were as follows:

                                                             FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                              OCTOBER 31, 2005      OCTOBER 31, 2004
                                                             ------------------    ------------------
Beginning shares                                                     61,091,942            60,208,549
Shares sold                                                                  --                    --
Shares issued through reinvestment of distributions                     775,615               883,393
                                                                     ----------            ----------
Ending shares                                                        61,867,557            61,091,942
                                                                     ==========            ==========

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates, and an unrealized gain or loss is recorded. The Fund realizes a gain or loss upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2005.

NOTE 7 - SYNTHETIC CONVERTIBLE SECURITIES

The Fund may establish a "synthetic" convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

                                                   Notes to Financial Statements

NOTE 8 - PREFERRED SHARES

PREFERRED SHARES. There are unlimited shares of Auction Market Preferred Shares ("Preferred Shares") authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 17,200 shares of Preferred Shares outstanding consist of six series, 3,000 shares of M, 3,000 shares of TU, 3,000 shares of W, 3,000 shares of TH, 3,000 shares of F, and 2,200 shares of A. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.

Dividends on the Preferred Shares are cumulative at a rate typically reset every seven or twenty-eight days based on the results of an auction. Dividend rates ranged from 1.65% to 3.96% for the year ended October 31, 2005. Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchases any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The Preferred Shares are redeemable at the Fund's option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class except on matters affecting only the holders of Preferred Shares or the holders of common shares.

NOTE 9 - INTEREST RATE TRANSACTIONS

The Fund may enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the Fund's net asset value. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated receipts under the swap or cap to offset the dividend or interest payments on the Fund's leverage. At the time an interest rate swap or cap reaches its scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap or cap early due to the Fund failing to maintain a required 200% asset coverage of the liquidation value of the outstanding Preferred Shares or the Fund loses its credit rating on its Preferred Shares, then the Fund could be required to make a termination payment, in addition to redeeming all or some of the Preferred Shares. Net unrealized gains are reported as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Details of the swap agreements outstanding as of October 31, 2005 were as follows:

                                                                                                   UNREALIZED
                    TERMINATION        NOTIONAL           FIXED RATE       FLOATING RATE          APPRECIATION
COUNTERPARTY           DATE          AMOUNT (000)         (FUND PAYS)     (FUND RECEIVES)        (DEPRECIATION)
------------     ----------------    ------------         ----------       --------------        --------------
Citibank NA      October 27, 2006    $    100,000               2.80%        1month LIBOR        $    1,779,680

Citibank NA      October 27, 2007         200,000               3.27%        1month LIBOR             5,537,627

Citibank NA      October 27, 2008         100,000               3.65%        1month LIBOR             3,093,609
                                                                                                 --------------
                                                                                                 $   10,410,916
                                                                                                 ==============

Notes to Financial Statements

NOTE 10 - SECURITIES LENDING

During the year ended October 31, 2005 the Fund lent certain of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors and the security lending agent will monitor the creditworthiness of the firms to which the Fund lends securities. At October 31, 2005, the Fund had securities valued at $162,482,912 that were on loan to broker-dealers and banks and $165,899,284 in cash or cash equivalent collateral.

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                                                       May 28, 2003*
                                                                                                                          through
                                                                                            For the Year Ended          October 31,
                                                                                          -------------------------    -------------
                                                                                             2005           2004           2003
                                                                                          ----------      ---------    -------------
Net asset value, beginning of period                                                      $   15.47       $   14.80     $   14.32(a)
Income from investment operations:
  Net investment income (loss)                                                                 1.49            1.60          0.44
  Net realized and unrealized gain (loss) from investments,
   foreign currency and interest rate swaps                                                   (0.09)           0.63          0.46
Dividends to preferred shareholders from:
  Net investment income (common share equivalent basis)                                       (0.20)          (0.10)        (0.02)
  Total from investment operations                                                             1.20            2.13          0.88
Less dividends to common shareholders from:
  Net investment income                                                                       (1.34)          (1.46)        (0.37)
  Capital gains                                                                               (0.12)             --            --
Capital charge resulting from issuance of common and preferred shares                            --              --         (0.03)
Net asset value, end of period                                                            $   15.21       $   15.47     $   14.80
Market value, end of period                                                               $   15.52       $   16.74     $   16.00
Total investment return based on(b) :
  Net asset value                                                                              7.99%          14.91%         5.92%
  Market value                                                                                 1.83%          15.02%         9.36%
Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000's omitted)               $ 940,736       $ 945,037     $ 891,152
Preferred shares, at redemption value ($25,000 per share liquidation preference)
 (000's omitted)                                                                          $ 430,000       $ 430,000     $ 430,000
Ratios to average net assets applicable to common shareholders:
  Net expenses (c)(d)                                                                          1.23%           1.25%         1.11%
  Gross expenses prior to waiver of expenses by the advisor (c)(d)                             1.38%           1.40%         1.24%
  Net investment income (loss)(c)(d)                                                           9.55%          10.56%         7.85%
  Preferred share dividends(c)                                                                 1.30%           0.65%         0.34%
  Net investment income (loss), net of preferred share dividends(c)                            8.25%           9.91%         7.51%
Portfolio turnover rate                                                                          55%             27%           20%
Asset coverage per preferred share, at end of period(e)                                   $  79,708       $  79,952     $  76,811


*     Commencement of operations.

(a) Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)   Annualized for periods less than one year.

(d) Does not reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Fund's total liabilities (not including Preferred Shares) from the Fund's total assets and dividing this by the number of Preferred Shares outstanding.

                      APPENDIX A--DESCRIPTION OF RATINGS(1)

MOODY'S PRIME RATING SYSTEM

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries. High rates of return on funds employed. Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


--------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds.

         They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

         1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

         2)       Notes allowing for negative coupons, or negative principal.

         3) Notes containing any provision which could obligate the investor to make any additional payments.

         Market participants must determine whether any particular note is rated, and if so, at what rating level.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

         A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based, in varying degrees, on the following considerations:

         o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o        Nature of and provisions of the obligation;

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

         AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

         N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

         Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                           PART C -- OTHER INFORMATION

ITEM 25: FINANCIAL STATEMENTS AND EXHIBITS

         1.      Financial Statements:

         The Registrant's statement of assets and liabilities (balance sheet) dated October 31, 2005, and notes thereto and report of independent registered public accounting firm thereon are filed herewith.

         2.      Exhibits:

                 a.1.       Agreement and Declaration of Trust. (*)
                 a.2.       Certificate of Trust. (*)
                 b.         By-laws. (***)
                 c.         None.
                 d.         Form of Share Certificate. (**)
                 e.         Terms and Conditions of the Dividend Reinvestment
                            Plan. (***)
                 f.         None.
                 g.1 Investment Management Agreement with Calamos Advisors LLC. (**)
                 g.2 Management Fee Waiver Agreement with Calamos Advisors LLC. (**)
                 h.1.       Form of Underwriting Agreement. (****)
                 h.2.       Form of Standard Dealer Agreement. (****)
                 i.         None.
                 j.1.       Custody Agreement. (**)
                 j.2.       Foreign Custody Manager Agreement. (**)
                 k.1        Stock Transfer Agency Agreement. (****)
                 k.2        Master Services Agreement. (****)
                 k.3        Financial Accounting Services Agreement. (****)
                 l.1.       Opinion of Vedder, Price, Kaufman & Kammholz. (****)
                 l.2.       Opinion of Morris, Nichols, Arsht & Tunnell. (****)
                 m.         None.

                 n. Consent of Independent Registered Public Accounting Firm. (*****)

                 o.         Not applicable.
                 p.         Subscription Agreement. (**)
                 q.         None.
                 r          Code of Ethics. (****)
                 s          Powers of Attorney (***)


------------------
(*) Incorporated by reference to Registrant's initial Registration Statement on Form N-2 (1933 Act File No. 333-103824) as filed with the Commission via EDGAR on March 14, 2003.

(**) Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (1933 Act File
        No. 333-103824) as filed with the Commission via EDGAR on May 27, 2003.

(***) Incorporated by reference to Registrant's initial Registration Statement on Form N-2 (1933 Act File No. 333-132636) as filed with the Commission via EDGAR on March 22, 2006.

(****) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (1933 Act File
        No. 333-132636) as filed with the Commission via EDGAR on May 19, 2006.

(*****) Filed herewith.

ITEM 26: MARKETING ARRANGEMENTS

         Reference is made to the underwriting agreement for the Registrant's common shares of beneficial interest filed herewith.

ITEM 27: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

         Registration fees..................................   $ 10,700
         Printing (other than certificates).................      7,000
         Accounting fees and expenses.......................     35,000
         Legal fees and expenses............................    200,000
         NYSE fees..........................................     42,080
                                                               --------
         Total..............................................   $294,780
                                                               ========

------------------
* To be completed by amendment.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

         As of June 7, 2006 and May 19, 2006, the number or record holders of common and preferred classes of securities of the Registrant, respectively, were

               TITLE OF CLASS                   NUMBER OF RECORD HOLDERS
               --------------                   ------------------------
   Common Shares (no par value)..........                 102

Preferred Shares
     Series M.....                                         22
     Series TU....                                         16
     Series W.....                                         17
     Series TH....                                         16
     Series F.....                                         15
     Series A.....                                         12

ITEM 30. INDEMNIFICATION

         The Registrant's Agreement and Declaration of Trust (the "Declaration"), dated March 12, 2003, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, employee, Trustee, agent or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Registrant nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) or
(D) by a vote of a majority of the Outstanding Shares entitled to vote (excluding any Outstanding Shares owned of record or beneficially by such individual).

         The Declaration also provides that if any shareholder or former shareholder of any series of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series of the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of its affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The information in the Statement of Additional Information under the caption "Management--Trustees and Officers" is incorporated by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

         All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant's investment manager, Calamos Advisors, LLC, 2020 Calamos Court, Naperville, Illinois 60563, at the offices of the custodian, 100 Church Street, New York, New York 10286 or at the offices of the transfer agent, 111 8th Avenue, New York, New York 10011-5201.

ITEM 33. MANAGEMENT SERVICES

         Not applicable.

ITEM 34. UNDERTAKINGS

         1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2. Not applicable.

         3. Not applicable.

         4. Not applicable.

         5. (a) For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

            (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Naperville and State of Illinois, on the 14th day of June, 2006.

                                      CALAMOS CONVERTIBLE AND HIGH INCOME FUND

                                      By: /s/ John P. Calamos
                                          --------------------------------------
                                          John P. Calamos, Trustee and President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date(s) indicated.

/s/ John P. Calamos                 Trustee and President (Principal Executive      June 14, 2006
----------------------------------  Officer)
John P. Calamos

/s/ Patrick Dudasik                 Vice President (Principal Financial and         June 14, 2006
----------------------------------  Accounting Officer)
Patrick Dudasik

Nick P. Calamos*                    Trustee                                         By: /s/ James S. Hamman, Jr.
                                                                                        ------------------------
Joe E. Hanauer*                     Trustee                                             James S. Hamman, Jr.
                                                                                        Attorney-In-Fact
John E. Neal*                       Trustee                                             June 14, 2006

Weston W. Marsh*                    Trustee

William Rybak*                      Trustee

Stephen B. Timbers*                 Trustee

David D. Tripple*                   Trustee


* Original powers of attorney authorizing James S. Hamman, Jr., John P. Calamos and Patrick Dudasik to execute this Registration Statement, and Amendments thereto, for each of the trustees on whose behalf this Registration Statement is filed, have been executed and were filed as an exhibit to Registrant's Registration Statement as filed with the Commission via EDGAR on March 22, 2006.

                                 EXHIBIT INDEX

          EXHIBIT                  DOCUMENT

            n.                   Consent of Independent Registered Public
                                 Accounting Firm